                                                                    Exhibit 99.1

                    [LOGO OF BANC OF AMERICA SECURITIES (TM)]

RMBS NEW ISSUE TERM SHEET

$150,000,000 CERTIFICATES (APPROXIMATE)

ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
Offered Classes: A-1

ASSET BACKED FUNDING CORPORATION
Depositor

WELLS FARGO BANK, N.A.
Originator and Servicer

THE MURRAYHILL COMPANY
Credit Risk Manager

APRIL 14, 2005


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                                TABLE OF CONTENTS

        o  SUMMARY OF CERTIFICATES                        PP. 3

        o  IMPORTANT DATES AND CONTACTS                   PP. 4

        o  SUMMARY OF TERMS                               PP. 6

        o  CREDIT ENHANCEMENT                             PP. 9

        o  PASS-THROUGH RATES                             PP. 11

        o  TRIGGER EVENTS                                 PP. 13

        o  YIELD MAINTENANCE AGREEMENT(s)                 PP. 14

        o  INTEREST AND PRINCIPAL DISTRIBUTIONS           PP. 15

        o  DEFINITIONS                                    PP. 21

        o  BOND SUMMARY                                   PP. 30

        o  CAP SCHEDULES                                  PP. 32

        o  EXCESS SPREAD                                  PP. 33

ANNEX A
COLLATERAL INFORMATION IS LOCATED IN THE ACCOMPANYING ABFC 2005-WF1 ANNEX


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                             SUMMARY OF CERTIFICATES

                                                                                    Expected INITIAL
                 Expected                            Expected        Expected            Credit             Expected Ratings
                Approximate   Interest   Principal   WAL (yrs)   Principal Window     Enhancement      --------------------------
   Class        Size ($)(1)     Type       Type      CALL/MAT     (mos) CALL/MAT       Percentage      MOODY'S     S&P      FITCH
------------   ------------   --------   ---------   ---------   ----------------   ----------------   -------   -------   -------
    A-1         150,000,000   Floating     Sen       2.51/2.69    1-79 / 1-173            17.50%         Aaa       AAA       AAA
 A-2A(2)(3)     378,862,000   Floating    Sen Seq                                  EXCLUDED HEREFROM
 A-2B(2)(3)     344,234,000   Floating    Sen Seq                                  EXCLUDED HEREFROM
 A-2C(2)(3)      95,454,000   Floating    Sen Seq                                  EXCLUDED HEREFROM
  M-1(2)         54,004,000   Floating     Mezz                                    EXCLUDED HEREFROM
  M-2(2)         34,046,000   Floating     Mezz                                    EXCLUDED HEREFROM
  M-3(2)         16,436,000   Floating     Mezz                                    EXCLUDED HEREFROM
  M-4(2)         11,740,000   Floating     Mezz                                    EXCLUDED HEREFROM
  M-5(2)         11,740,000   Floating     Mezz                                    EXCLUDED HEREFROM
  M-6(2)         12,327,000   Floating     Mezz                                    EXCLUDED HEREFROM
  M-7(2)         11,740,000   Floating     Mezz                                    EXCLUDED HEREFROM
  M-8(2)          9,979,000   Floating     Mezz                                    EXCLUDED HEREFROM
  M-9(2)         11,740,000   Floating     Mezz                                    EXCLUDED HEREFROM
  M-10(2)         8,805,000   Floating     Mezz                                    EXCLUDED HEREFROM
  B-1(2)          4,696,000   Floating     Mezz                                    EXCLUDED HEREFROM
  B-2(2)          5,283,000   Floating     Mezz                                    EXCLUDED HEREFROM
  B-3(2)          7,044,000   Floating     Mezz                                    EXCLUDED HEREFROM

(1) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
(2) The Sequential, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates will be offered pursuant to the prospectus, but will be excluded from this term sheet. The Class B-1, Class B-2 and Class B-3 Certificates will be offered pursuant to a private placement memorandum.
(3) The Sequential Certificates will be sized on investor demand and may be either combined or further divided.

STRUCTURE:
(1) The Class A-1 Certificates are backed primarily by the cash flow from the Group 1 Mortgage Loans (as defined herein). The Sequential Certificates are backed primarily by the cash flow from the Group 2 Mortgage Loans (as defined herein). The Mezzanine Certificates are backed by the cash flows from the Mortgage Loans.
(2) The margins on the Class A Certificates will double, and the margins on the Mezzanine Certificates will equal 1.5x their original margins after the Optional Termination Date.
(3) The Certificates will be subject to the applicable Net WAC Rate as described herein.
(4) The assumed collateral balance of $1,174,000,000 used to generate bond sizes is slightly lower than the Statistical Cut-off Date Mortgage Loan Balance as it factors in assumed prepayments collected in the month of March.

                                  PRICING SPEED

ADJUSTABLE-RATE           100% ARM PPC
MORTGAGE LOANS
                          100% ARM PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.348% each month to 35% CPR in month twenty-four, and remain at 35% CPR thereafter.

FIXED-RATE                100% FRM PPC
MORTGAGE LOANS
                          100% FRM PPC assumes that prepayments start at 2.3%
                          CPR in month one, increase by 2.3% each month to 23%
                          CPR in month ten, and remain at 23% CPR thereafter.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                           SUMMARY OF IMPORTANT DATES

DEAL INFORMATION                                                     COLLATERAL INFORMATION
Expected Pricing                The week of 04/11/2005               Statistical Cut-off Date          03/01/2005
Expected Settlement             04/28/2005                           Cut-off Date                      04/01/2005
First Distribution              05/25/2005
Expected Stepdown               05/25/2008

BOND INFORMATION

                                                                   Expected
                          Initial                       Delay     Last Scheduled        Rated Final
   Class   Dated Date   Accrual Days   Accrual Method    Days   Distribution Date(1)   Maturity Date
   -----   ----------   ------------   --------------   -----   --------------------   -------------
    A-1    04/28/2005        0             Act/360          0          Nov-2011            Mar-2035
   A-2A    04/28/2005                                    EXCLUDED HEREFROM
   A-2B    04/28/2005                                    EXCLUDED HEREFROM
   A-2C    04/28/2005                                    EXCLUDED HEREFROM
    M-1    04/28/2005                                    EXCLUDED HEREFROM
    M-2    04/28/2005                                    EXCLUDED HEREFROM
    M-3    04/28/2005                                    EXCLUDED HEREFROM
    M-4    04/28/2005                                    EXCLUDED HEREFROM
    M-5    04/28/2005                                    EXCLUDED HEREFROM
    M-6    04/28/2005                                    EXCLUDED HEREFROM
    M-7    04/28/2005                                    EXCLUDED HEREFROM
    M-8    04/28/2005                                    EXCLUDED HEREFROM
    M-9    04/28/2005                                    EXCLUDED HEREFROM
   M-10    04/28/2005                                    EXCLUDED HEREFROM
    B-1    04/28/2005                                    EXCLUDED HEREFROM
    B-2    04/28/2005                                    EXCLUDED HEREFROM
    B-3    04/28/2005                                    EXCLUDED HEREFROM

(1) The Expected Last Scheduled Distribution Date is calculated based on the Pricing Speed to call and other modeling assumptions.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                                    CONTACTS

BANC OF AMERICA SECURITIES LLC

MORTGAGE TRADING/SYNDICATE                 Tel: (212) 847-5095
                                           Fax: (212) 847-5143

Patrick Beranek                            patrick.beranek@bankofamerica.com
Charlene Balfour                           charlene.c.balfour@bankofamerica.com

PRINCIPAL FINANCE GROUP                    Fax: (704) 602-3749

Kirk Meyers                                Tel: (704) 388- 3148
                                           kirk.b.meyers@bankofamerica.com
Nikole Hogue                               Tel: (704) 387-1853
                                           nikole.hogue@bankofamerica.com
Shaun Ahmad                                Tel: (704) 387-2658
                                           shaun.ahmad@bankofamerica.com
Pauwla Rumli                               Tel: (704) 387-1156
                                           pauwla.rumli@bankofamerica.com
RATING AGENCIES
Wen Hsu - Fitch                            (212) 908-0633
Debashish Chatterjee - Moody's             (212) 553-1329
Brian Weller - S&P                         (212) 438-1934


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                                SUMMARY OF TERMS

TITLE OF SECURITIES:             Asset-Backed Funding Corporation, Asset-Backed
                                 Certificates, Series 2005-WF1 (the "Trust").

OFFERED CERTIFICATES:            The Class A-1 Certificates.

SEQUENTIAL CERTIFICATES:         Class A-2A, Class A-2B and Class A-2C
                                 Certificates. As long as all of the Mezzanine
                                 Certificates and the Overcollateralization
                                 Amount have not been written down, all
                                 principal distributions to the Sequential
                                 Certificates shall be paid first, to the Class
                                 A-2A Certificates until the principal balance of the Class A-2A Certificates is reduced to zero, second, to the Class A-2B Certificates until the principal balance of the Class A-2B
                                 Certificates is reduced to zero, and then to Class A-2C Certificates. In the case that all of the Mezzanine Certificates and the Overcollateralization Amount are written down the Sequential Certificates will pay pro rata.

EXCLUDED CERTIFICATES:           The Class A-2A, Class A-2B and Class A-2C
                                 Certificates (together with the Class A-1
                                 Certificates, the "Class A Certificates") and the Class M-1, Class M-2, Class M-3, Class M-4,
                                 Class M-5, Class M-6, Class M-7, Class M-8,
                                 Class M-9, Class M-10, Class B-1, Class B-2 and
                                 Class B-3 Certificates (the "Mezzanine
                                 Certificates").

CLASS B CERTIFICATES:            Class B-1, Class B-2 and Class B-3
                                 Certificates.

OFFERING TYPE:                   The Class A-1 Certificates and the Offered
                                 Certificates will be offered publicly pursuant to a Prospectus. The Class B Certificates will be offered pursuant to a private placement memorandum.

DEPOSITOR:                       Asset Backed Funding Corporation.

ORIGINATOR AND SERVICER:         Wells Fargo Bank, N.A.

SECURITIES ADMINISTRATOR:        Wells Fargo Bank, N.A.

TRUSTEE:                         Deutsche Bank National Trust Company.

CREDIT RISK MANAGER:             The Murrayhill Company.

LEAD MANAGER AND BOOKRUNNER:     Banc of America Securities LLC.

CLOSING DATE:                    On or about April 28, 2005.

TAX STATUS:                      The Offered Certificates will be designated as
                                 regular interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISA ELIGIBILITY:               The Offered Certificates are expected to be
                                 ERISA eligible under Banc of America's
                                 administrative exemption from certain
                                 prohibited transaction rules granted by the Department of Labor as long as (i) conditions of the exemption under the control of the investor are met and (ii) the Offered
                                 Certificates remain in the four highest rating categories.

SMMEA ELIGIBILITY:               The Offered Certificates are expected to
                                 constitute "mortgage related securities" for purposes of SMMEA.

DISTRIBUTION DATES:              The 25th of each month, or if such day is not a
                                 business day, the next succeeding business day, beginning in May 2005.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                                SUMMARY OF TERMS

ACCRUED INTEREST:                The price to be paid by investors for the
                                 Offered Certificates will not include accrued interest (settle flat).

DAY COUNT:                       With respect to the Offered Certificates,
                                 Actual/360.

PAYMENT DELAY:                   With respect to the Offered Certificates,
                                 0 days.

INTEREST ACCRUAL PERIOD:         The Interest Accrual Period for each
                                 Distribution Date with respect to the
                                 Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                                 Date) and ending on the day prior to such Distribution Date.

SERVICING FEE:                   Approximately 0.50% per annum on the aggregate
                                 principal balance of such Mortgage Loans.

CREDIT RISK MANAGER FEE:         Approximately 0.015% per annum on the aggregate
                                 principal balance of the Mortgage Loans.

STATISTICAL CUT-OFF DATE:        March 1, 2005.

CUT-OFF DATE:                    For each Mortgage Loan in the mortgage pool on
                                 the Closing Date, the close of business on April 1, 2005.

MORTGAGE LOANS:                  As of the Statistical Cut-off Date, the
                                 aggregate principal balance of the Mortgage
                                 Loans is approximately $1,184,298,709, of which: (i) approximately $183,419,532 consists of a pool of conforming balance fixed-rate and adjustable-rate first lien Mortgage Loans (the
                                 "Group 1 Mortgage Loans") and (ii)
                                 approximately $1,000,879,176 consists of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate first lien mortgage loans (the "Group 2 Mortgage Loans" and, together with the Group 1 Mortgage Loans, the "Mortgage Loans"). SEE THE ACCOMPANYING
                                 ABFC 2005-WF1 COLLATERAL ANNEX FOR ADDITIONAL
                                 INFORMATION ON THE MORTGAGE LOANS.

OPTIONAL TERMINATION DATE:       The first Distribution Date on which the
                                 aggregate principal balance of the Mortgage
                                 Loans declines to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date ("Cut-off Date Principal
                                 Balance").

MONTHLY SERVICER ADVANCES:       The Servicer will be obligated to advance its
                                 own funds in an amount equal to the aggregate of all payments of principal and interest (net of Servicing Fees) that were due during the related collection period on the Mortgage
                                 Loans. Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                               CREDIT ENHANCEMENT

CREDIT ENHANCEMENT:              Credit enhancement for the structure is
                                 provided by lender paid mortgage insurance
                                 ("LPMI") acquired by the Servicer, Excess
                                 Cashflow, overcollateralization and
                                 subordination.

EXPECTED CREDIT SUPPORT
PERCENTAGE:

                                     Class     Initial Credit Support   After Stepdown Support
                                    -------   -----------------------   ----------------------
                                       A               17.50%                    35.00%
                                      M-1              12.90%                    25.80%
                                      M-2              10.00%                    20.00%
                                      M-3               8.60%                    17.20%
                                      M-4               7.60%                    15.20%
                                      M-5               6.60%                    13.20%
                                      M-6               5.55%                    11.10%
                                      M-7               4.55%                     9.10%
                                      M-8               3.70%                     7.40%
                                      M-9               2.70%                     5.40%
                                     M-10               1.95%                     3.90%
                                      B-1               1.55%                     3.10%
                                      B-2               1.10%                     2.20%
                                      B-3               0.50%                     1.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                               CREDIT ENHANCEMENT

EXPECTED OVERCOLLATERALIZATION   Prior to the Stepdown Date, the
TARGET AMOUNT:                   Overcollateralization Target Amount will be
                                 approximately 0.50% of the Cut-off Date
                                 Principal Balance. The Overcollateralization
                                 Target Amount on or after the Stepdown Date will be the greater of approximately (a) 1.00% of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related collection period and (b) 0.50% of the Cut-off Date Principal Balance; provided however, if a Trigger Event has occurred on the related Distribution Date, the
                                 Overcollateralization Target Amount will be equal to the Overcollateralization Target
                                 Amount for the previous Distribution Date.

OVERCOLLATERALIZATION RELEASE    The Overcollateralization Release Amount
AMOUNT:                          means, with respect to any Distribution Date on
                                 or after the Stepdown Date on which a Trigger
                                 Event is not in effect, the lesser of the principal remittance amount or excess, if any, of (i) the Overcollateralization Amount for such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target
                                 Amount for such Distribution Date.

OVERCOLLATERALIZATION            As of any Distribution Date, the
DEFICIENCY AMOUNT:               Overcollateralization Deficiency Amount is the
                                 excess, if any, of (a) the
                                 Overcollateralization Target Amount for such
                                 Distribution Date over (b) the
                                 Overcollateralization Amount for such
                                 Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Distribution Amount (but not the
                                 Extra Principal Distribution Amount) on such
                                 Distribution Date, but prior to taking into account any Realized Losses allocated to any class of Certificates on such Distribution
                                 Date.

OVERCOLLATERALIZATION AMOUNT:    The Overcollateralization Amount is equal to
                                 the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the Overcollateralization Amount is expected to equal the Overcollateralization
                                 Target Amount. To the extent the
                                 Overcollateralization Amount is reduced below the Overcollateralization Target Amount, Excess
                                 Cashflow will be directed to build the
                                 Overcollateralization Amount until the
                                 Overcollateralization Target Amount is reached.

AVAILABLE FUNDS:                 Available Funds will be equal to the sum of the
                                 following amounts with respect to the Mortgage
                                 Loans, net of amounts reimbursable or payable therefrom to the Servicer, the Securities
                                 Administrator or the Trustee: (i) the aggregate amount of monthly payments on the Mortgage
                                 Loans due during the related collection period and received by the Servicer one business day prior to the related determination date, after deduction of the Servicing Fee for such Distribution Date, the Credit Risk Manager Fee for such Distribution Date and any accrued and unpaid Servicing Fees and Credit Risk Manager
                                 Fees in respect of any prior Distribution Dates
                                 (ii) unscheduled payments in respect of the Mortgage Loans, including prepayments, insurance proceeds, net liquidation proceeds, condemnation proceeds, recoveries and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related prepayment period, excluding prepayment charges, (iii) on the Distribution Date on which the Trust is to be terminated in accordance with the pooling and servicing agreement, the termination price and (iv) payments from the Servicer in connection with Monthly Servicer Advances and compensating interest for such Distribution Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                               CREDIT ENHANCEMENT

EXCESS CASHFLOW:                 For the Certificates on each Distribution Date
                                 is equal to the sum of (x) any
                                 Overcollateralization Release Amount and (y) the excess of the Available Funds over the sum of (i) the interest paid on the Certificates and (ii) the Principal Remittance Amount.

LPMI: As of the Cut-off Date, approximately 99.61% of the Mortgage Loans with loan-to-value ratios over 80% are covered by existing lender-paid primary mortgage insurance policies. These polices were acquired by the Servicer from mortgage insurance providers and will be assigned to the trust fund on the Closing Date.

STEPDOWN DATE:                   The earlier to occur of (i) the Distribution
                                 Date on which the aggregate certificate
                                 principal balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in May 2008 and (b) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to 35.00%. The Credit Enhancement
                                 Percentage is obtained by dividing (x) the sum of the aggregate certificate principal balance of the Mezzanine Certificates and the Overcollateralization Amount (before taking into account distributions of principal on such distribution date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                               PASS-THROUGH RATES

The Pass-Through Rate for each class of the Certificates for any Distribution Date will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

FORMULA RATE:                    The Formula Rate for the Certificates is the
                                 lesser of:

                                      (i)  the sum of (a) one-month LIBOR as
                                           determined for the related period and
                                           (b) the certificate margin for the
                                           applicable class; and

                                      (ii) the related Maximum Cap Rate for such
                                           Distribution Date.

                                 On each Distribution Date after the Optional
                                 Termination Date, the certificate margin for the Class A Certificates will be 2 times the related initial certificate margin, and the certificate margin for the Mezzanine Certificates will be 1.5 times the related initial certificate margin.

ADJUSTED NET MORTGAGE RATE:      The Adjusted Net Mortgage Rate for each
                                 Mortgage Loan is equal to the mortgage interest rate less the sum of (i) the Servicing Fee Rate and (ii) the Credit Risk Manager Fee Rate.

ADJUSTED NET MAXIMUM MORTGAGE    The Adjusted Net Maximum Mortgage Rate for each
RATE:                            Mortgage Loan is equal to the maximum mortgage
                                 interest rate (or the mortgage interest rate in the case of any Fixed Rate Mortgage Loan) less the sum of (i) the Servicing Fee Rate and (ii) the Credit Risk Manager Fee Rate.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                               PASS-THROUGH RATES

MAXIMUM CAP RATE:                The Maximum Cap Rate for the Class A-1
                                 Certificates on any Distribution Date is a per annum rate equal to (i) on or prior to the Distribution Date in July 2008 the greater of the weighted average of the Adjusted Net
                                 Maximum Mortgage Rates of the Group 1 Mortgage
                                 Loans (adjusted based on the actual number of days elapsed in the related Interest Accrual
                                 Period) and 10.00% and (ii) after the
                                 Distribution Date in July 2008 the weighted average of the Adjusted Net Maximum Mortgage
                                 Rates of the Group 1 Mortgage Loans (adjusted based on the actual number of days elapsed in the related Interest Accrual Period).

                                 The Maximum Cap Rate for the Sequential
                                 Certificates on any Distribution Date is a per annum rate equal to (i) on or prior to the Distribution Date in June 2008 the greater of the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group 2 Mortgage Loans (adjusted based on the actual number of days elapsed in the related Interest Accrual Period) and 10.00% and (ii) after the Distribution Date in June 2008 and the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group 2 Mortgage Loans thereafter (adjusted based on the actual number of days elapsed in the related Interest Accrual Period).

                                 The Maximum Cap Rate for the Mezzanine
                                 Certificates on any Distribution Date is a per annum rate equal to the weighted average of the Maximum Cap Rate for each group of the Class A Certificates weighted on the basis of the related Group Subordinate Amount (adjusted based on the actual number of days elapsed in the related Interest Accrual Period).

NET WAC RATE:                    The Net WAC Rate for the Class A-1 Certificates
                                 on any Distribution Date is a per annum rate
                                 (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group 1
                                 Mortgage Loans.

                                 The Net WAC Rate for the Sequential
                                 Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group 2 Mortgage Loans.

                                 The Net WAC Rate for the Mezzanine Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Net WAC Rates for each group of the Class A Certificates weighted on the basis of the related Group Subordinate Amounts.

NET WAC RATE CARRYOVER AMOUNT:   If, on any Distribution Date the Pass-Through
                                 Rate for a class of Certificates is limited by the related Net WAC Rate, the "Net WAC Rate
                                 Carryover Amount" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest actually accrued on such class based on the related Net WAC Rate and
                                 (ii) the unpaid portion of any related Net WAC
                                 Rate Carryover Amount from any prior
                                 Distribution Dates together with accrued interest at the related Formula Rate. Any Net
                                 WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                                  TRIGGER EVENT

TRIGGER EVENT:                   A Trigger Event exists with respect to any
                                 Distribution Date on or after the Stepdown Date
                                 (i) if the three month rolling average of 60+ day delinquent loans (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than 40% of the Credit Enhancement Percentage or (ii) if the Cumulative Realized Loss Percentage exceeds the value defined below for such Distribution
                                 Date:

                                       DISTRIBUTION DATES              CUMULATIVE REALIZED LOSS PERCENTAGE
                                      ---------------------    ----------------------------------------------------
                                      May 2008 - April 2009    2.00% for the first month, plus an additional 1/12th
                                                                        of 1.25% for each month thereafter
                                      May 2009 - April 2010    3.25% for the first month, plus an additional 1/12th
                                                                        of 1.00% for each month thereafter
                                      May 2010 - April 2011    4.25% for the first month, plus an additional 1/12th
                                                                        of 0.50% for each month thereafter
                                       May 2011 and after                             4.75%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                           YIELD MAINTENANCE AGREEMENT
                             CLASS A-1 CERTIFICATES

On the Closing Date, the Securities Administrator will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Sequential Certificates. The notional balance of the Yield Maintenance Agreement and the strike prices are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments equal to the product of, (a) the excess of the lesser of (i) One-Month LIBOR and
(ii) the upper strike rate over the lower strike rate and (b) the lesser of, (i) the cap notional amount (ii) the aggregate Certificate Principal Balance of the Sequential Certificates immediately prior to such Distribution Date and (c) a fraction, the numerator of which is the actual number of days elapsed since the previous Distribution Date, or in the case of the first Distribution Date, from the Closing Date, to but excluding the current Distribution Date and the denominator of which is 360 to the Securities Administrator. Net WAC Rate Carryover Amounts to the extent not covered by clause (xxviii) of the Excess Cashflow Distribution will be covered to the extent of payments received by the Securities Administrator under the Yield Maintenance Agreement. The Yield Maintenance Agreement will terminate after the Distribution Date in July 2008.

          YIELD MAINTENANCE AGREEMENT SCHEDULE
----------------------------------------------------------
PERIOD       NOTIONAL       LOWER STRIKE     UPPER STRIKE
------   ---------------   --------------   --------------
   1      150,000,000.00             6.66%            9.81%
   2      148,529,123.00             5.78%            9.81%
   3      146,816,874.00             5.97%            9.81%
   4      144,865,945.00             5.78%            9.81%
   5      142,680,059.00             5.78%            9.81%
   6      140,263,987.00             5.97%            9.81%
   7      137,623,542.00             5.78%            9.81%
   8      134,766,373.00             5.97%            9.81%
   9      131,775,724.00             5.78%            9.81%
  10      128,660,864.00             5.78%            9.81%
  11      125,427,592.00             6.42%            9.81%
  12      122,082,229.00             5.78%            9.81%
  13      118,631,596.00             5.98%            9.81%
  14      115,082,976.00             5.78%            9.81%
  15      111,444,090.00             5.97%            9.81%
  16      107,723,056.00             5.78%            9.81%
  17      103,928,352.00             5.78%            9.81%
  18      100,068,772.00             5.97%            9.81%
  19       96,153,389.00             5.78%            9.81%
  20       92,191,499.00             5.97%            9.81%
  21       88,192,583.00             5.78%            9.81%
  22       84,166,674.00             7.89%            9.81%
  23       80,314,114.00             8.75%            9.81%
  24       76,592,049.00             7.88%            9.81%
  25       72,995,992.00             8.15%            9.81%
  26       69,521,613.00             7.87%            9.81%
  27       66,164,731.00             8.13%            9.81%
  28       62,921,313.00             8.55%            9.81%
  29       59,794,459.00             8.54%            9.81%
  30       56,772,947.00             8.83%            9.81%
  31       53,853,172.00             8.53%            9.81%
  32       51,031,652.00             8.81%            9.81%
  33       48,305,026.00             8.52%            9.81%
  34       45,670,129.00             9.37%            9.81%
  35                   -                -                -
  36       40,676,474.00             9.35%            9.81%
  37       38,304,279.00             9.66%            9.81%
  38       38,304,279.00             9.33%            9.81%
  39       38,304,279.00             9.63%            9.81%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                             INTEREST DISTRIBUTIONS

I. On each Distribution Date, the Group 1 Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

        (i) to the holders of the Class A-1 Certificates, Accrued Certificate Interest for such Distribution Date;

        (ii) to the holders of the Class A-1 Certificates, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

        (iii) to the holders of the Sequential Certificates, pro rata, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to II(i) and II(ii) below.

II. On each Distribution Date, the Group 2 Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

        (i) to the holders of the Sequential Certificates pro rata, Accrued Certificate Interest for such Distribution Date;

        (ii) to the holders of the Sequential Certificates, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

        (iii) to the holders of the Class A-1 Certificates, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such classes for such Distribution Date to the extent not distributed pursuant to I(i) and I(ii) above.

III. On each Distribution Date, following the distributions made pursuant to clauses I and II above, the Securities Administrator shall make the following disbursements in the order of priority described below, in each case to the extent of the sum of the Group 1 Interest Remittance Amount and Group 2 Interest Remittance Amount remaining undistributed for such Distribution Date:

        (i) to the holders of the Class M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

        (ii) to the holders of the Class M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

        (iii) to the holders of the Class M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

        (iv) to the holders of the Class M-4 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

        (v) to the holders of the Class M-5 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

        (vi) to the holders of the Class M-6 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

        (vii) to the holders of the Class M-7 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

        (viii) to the holders of the Class M-8 Certificates, Accrued Certificate Interest for such class for such Distribution Date;


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                             INTEREST DISTRIBUTIONS

        (ix) to the holders of the Class M-9 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

        (x) to the holders of the Class M-10 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

        (xi) to the holders of the Class B-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

        (xii) to the holders of the Class B-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

        (xiii) to the holders of the Class B-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date; and

        (xiv)   any remainder as described under "Excess Cashflow Distribution."


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                             PRINCIPAL DISTRIBUTIONS

I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

        first, concurrently, as follows:

        (i) the Group 1 Senior Principal Distribution Amount to the holders of the Class A-1 Certificates, until the certificate principal balances thereof have been reduced to zero; and

        (ii) the Group 2 Senior Principal Distribution Amount to the holders of the Sequential Certificates (allocated among the classes of the Sequential Certificates in the priority described above), until the certificate principal balances thereof have been reduced to zero;

        second, concurrently, as follows:

        (iii) the Group 1 Senior Principal Distribution Amount, to the holders of the Sequential Certificates (allocated among the classes of the Sequential Certificates in the priority described above) until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to I(i) above; and

        (iv) the Group 2 Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to I(ii) above;

        third, to the Class M-1 Certificates until the certificate principal balance thereof is reduced to zero;

        fourth, to the Class M-2 Certificates until the certificate principal balance thereof is reduced to zero;

        fifth, to the Class M-3 Certificates until the certificate principal balance thereof is reduced to zero;

        sixth, to the Class M-4 Certificates until the certificate principal balance thereof is reduced to zero;

        seventh, to the Class M-5 Certificates until the certificate principal balance thereof is reduced to zero;

        eighth, to the Class M-6 Certificates until the certificate principal balance thereof is reduced to zero;

        ninth, to the Class M-7 Certificates until the certificate principal balance thereof is reduced to zero;

        tenth, to the Class M-8 Certificates until the certificate principal balance thereof is reduced to zero;

        eleventh, to the Class M-9 Certificates until the certificate principal balance thereof is reduced to zero;

        twelfth, to the Class M-10 Certificates until the certificate principal balance thereof is reduced to zero;

        thirteenth, to the Class B-1 Certificates until the certificate principal balance thereof is reduced to zero;

        fourteenth, to the Class B-2 Certificates until the certificate principal balance thereof is reduced to zero; and

        fifteenth, to the Class B-3 Certificates until the certificate principal balance thereof is reduced to zero.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                             PRINCIPAL DISTRIBUTIONS

II. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

        first, concurrently, as follows:

        (i) the Group 1 Senior Principal Distribution Amount to the holders of the Class A-1 Certificates until the certificate principal balances thereof have been reduced to zero; and

        (ii) the Group 2 Senior Principal Distribution Amount to the holders of the Sequential Certificates (allocated among the classes of the Sequential Certificates in the priority described above), until the certificate principal balances thereof have been reduced to zero;

        second, concurrently, as follows:

        (iii) the Group 1 Senior Principal Distribution Amount, to the holders of the Sequential Certificates (allocated among the classes of the Sequential Certificates in the priority described above) until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II(i) above; and

        (iv) the Group 2 Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II(ii) above;

        third, to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

        fourth, to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

        fifth, to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

        sixth, to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

        seventh, to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

        eighth, to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

        ninth, to the Class M-7 Certificates, the Class M-7 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

        tenth, the Class M-8 Certificates, the Class M-8 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

        eleventh, to the Class M-9 Certificates, the Class M-9 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

        twelfth, to the Class M-10 Certificates, the Class M-10 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

        thirteenth, to the Class B-1 Certificates, the Class B-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                             PRINCIPAL DISTRIBUTIONS

        fourteenth, to the Class B-2 Certificates, the Class B-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero; and

        fifteenth, to the Class B-3 Certificates, the Class B-3 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                          EXCESS CASHFLOW DISTRIBUTION

On each Distribution Date, any excess cashflow shall be paid as follows:

        (i) to build or maintain the Overcollateralization Amount to the Overcollateralization Target Amount;

        (ii)     to the Class M-1 Certificates, any Unpaid Interest Shortfall
                 Amount;

        (iii)    to the Class M-1 Certificates, any Allocated Realized Loss
                 Amounts;

        (iv)     to the Class M-2 Certificates, any Unpaid Interest Shortfall
                 Amount;

        (v)      to the Class M-2 Certificates, any Allocated Realized Loss
                 Amounts;

        (vi)     to the Class M-3 Certificates, any Unpaid Interest Shortfall
                 Amount;

        (vii)    to the Class M-3 Certificates, any Allocated Realized Loss
                 Amounts;

        (viii) to the Class M-4 Certificates, any Unpaid Interest Shortfall Amount;

        (ix)     to the Class M-4 Certificates, any Allocated Realized Loss
                 Amounts;

        (x)      to the Class M-5 Certificates, any Unpaid Interest Shortfall
                 Amount;

        (xi)     to the Class M-5 Certificates, any Allocated Realized Loss
                 Amount;

        (xii)    to the Class M-6 Certificates, any Unpaid Interest Shortfall
                 Amount;

        (xiii)   to the Class M-6 Certificates, any Allocated Realized Loss
                 Amount;

        (xiv)    to the Class M-7 Certificates, any Unpaid Interest Shortfall
                 Amount;

        (xv)     to the Class M-7 Certificates, any Allocated Realized Loss
                 Amounts;

        (xvi)    to the Class M-8 Certificates, any Unpaid Interest Shortfall
                 Amount;

        (xvii)   to the Class M-8 Certificates, any Allocated Realized Loss
                 Amount;

        (xviii) to the Class M-9 Certificates, any Unpaid Interest Shortfall Amount;

        (xix)    to the Class M-9 Certificates, any Allocated Realized Loss
                 Amount;

        (xx)     to the Class M-10 Certificates, any Unpaid Interest Shortfall
                 Amount;

        (xxi)    to the Class M-10 Certificates, any Allocated Realized Loss
                 Amount;

        (xxii) to the Class B-1 Certificates, any Unpaid Interest Shortfall Amount;

        (xxiii)  to the Class B-1 Certificates, any Allocated Realized Loss
                 Amount;

        (xxiv) to the Class B-2 Certificates, any Unpaid Interest Shortfall Amount;

        (xxv)    to the Class B-2 Certificates, any Allocated Realized Loss
                 Amount;

        (xxvi) to the Class B-3 Certificates, any Unpaid Interest Shortfall Amount;

        (xxvii)  to the Class B-3 Certificates, any Allocated Realized Loss
                 Amount;

        (xxviii) an amount equal to any unpaid remaining Net WAC Rate Carryover
                 Amounts with respect to the Class A and Mezzanine Certificates to such Certificates first, pro rata, to the Class A Certificates and second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class B-1, Class B-2 and Class B-3 Certificates; and

        (xxix) any remaining amounts as described in the Pooling and Servicing Agreement.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                                   DEFINITIONS

ACCRUED CERTIFICATE INTEREST:    Accrued Certificate Interest for each Class of
                                 Certificates for each Distribution Date means an amount equal to the interest accrued during the related Interest Accrual Period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of prepayment interest (not covered by the servicer compensating interest payments) and shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

ALLOCATED REALIZED LOSS          An Allocated Realized Loss Amount with respect
AMOUNT:                          to any class of the Mezzanine Certificates and
                                 any Distribution Date is an amount equal to the sum of any Realized Loss allocated to that class of Certificates on such Distribution Date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous
                                 Distribution Date.

CLASS B-1 PRINCIPAL              The Class B-1 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of the Class A Certificates (after taking into account the Senior Principal Distribution
                                 Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the Class M-5 Principal Distribution Amount), the
                                 Class M-6 Certificates (after taking into account the Class M-6 Principal Distribution
                                 Amount), the Class M-7 Certificates (after taking into account the Class M-7 Principal
                                 Distribution Amount), the Class M-8
                                 Certificates (after taking into account the Class M-8 Principal Distribution Amount), the
                                 Class M-9 Certificates (after taking into account the Class M-9 Principal Distribution
                                 Amount), the Class M-10 Certificates (after taking into account the Class M-10 Principal
                                 Distribution Amount) and the Class B-1
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.90% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of
                                 (x) 0.50% and (y) the Cut-off Date Principal
                                 Balance.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                                   DEFINITIONS

CLASS B-2 PRINCIPAL              The Class B-2 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of the Class A Certificates (after taking into account the Senior Principal Distribution
                                 Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the Class M-5 Principal Distribution Amount), the
                                 Class M-6 Certificates (after taking into account the Class M-6 Principal Distribution
                                 Amount), the Class M-7 Certificates (after taking into account the Class M-7 Principal
                                 Distribution Amount), the Class M-8
                                 Certificates (after taking into account the Class M-8 Principal Distribution Amount), the
                                 Class M-9 Certificates (after taking into account the Class M-9 Principal Distribution
                                 Amount), the Class M-10 Certificates (after taking into account the Class M-10 Principal
                                 Distribution Amount), the Class B-1
                                 Certificates (after taking into account the Class B-1 Principal Distribution Amount) and the Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 97.80% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of
                                 (x) 0.50% and (y) the Cut-off Date Principal
                                 Balance.

CLASS B-3 PRINCIPAL              The Class B-3 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of the Class A Certificates (after taking into account the Senior Principal Distribution
                                 Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the Class M-5 Principal Distribution Amount), the
                                 Class M-6 Certificates (after taking into account the Class M-6 Principal Distribution
                                 Amount), the Class M-7 Certificates (after taking into account the Class M-7 Principal
                                 Distribution Amount), the Class M-8
                                 Certificates (after taking into account the Class M-8 Principal Distribution Amount), the
                                 Class M-9 Certificates (after taking into account the Class M-9 Principal Distribution
                                 Amount), the Class M-10 Certificates (after taking into account the Class M-10 Principal
                                 Distribution Amount), the Class B-1
                                 Certificates (after taking into account the Class B-1 Principal Distribution Amount), the
                                 Class B-2 Certificates (after taking into account the Class B-2 Principal Distribution
                                 Amount) and the Class B-3 Certificates
                                 immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 99.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                                   DEFINITIONS

CLASS M-1 PRINCIPAL              The Class M-1 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of the Class A Certificates (after taking into account the Senior Principal Distribution
                                 Amount) and the Class M-1 Certificates
                                 immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 74.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

CLASS M-2 PRINCIPAL              The Class M-2 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of the Class A Certificates (after taking into account the Senior Principal Distribution
                                 Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                 Distribution Amount) and the Class M-2
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 80.00% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of
                                 (x) 0.50% and (y) the Cut-off Date Principal
                                 Balance.

CLASS M-3 PRINCIPAL              The Class M-3 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of the Class A Certificates (after taking into account the Senior Principal Distribution
                                 Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the Class M-2 Principal Distribution Amount) and the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 82.80% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of
                                 (x) 0.50% and (y) the Cut-off Date Principal
                                 Balance.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                                   DEFINITIONS

CLASS M-4 PRINCIPAL              The Class M-4 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of the Class A Certificates (after taking into account the Senior Principal Distribution
                                 Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution
                                 Amount) and the Class M-4 Certificates
                                 immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 84.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

CLASS M-5 PRINCIPAL              The Class M-5 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of the Class A Certificates (after taking into account the Senior Principal Distribution
                                 Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after taking into account the Class M-4 Principal
                                 Distribution Amount) and the Class M-5
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.80% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of
                                 (x) 0.50% and (y) the Cut-off Date Principal
                                 Balance.

CLASS M-6 PRINCIPAL              The Class M-6 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of the Class A Certificates (after taking into account the Senior Principal Distribution
                                 Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the Class M-5 Principal Distribution Amount) and the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 88.90% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period minus the product of
                                 (x) 0.50% and (y) the Cut-off Date Principal
                                 Balance.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                                   DEFINITIONS

CLASS M-7 PRINCIPAL              The Class M-7 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of the Class A Certificates (after taking into account the Senior Principal Distribution
                                 Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the Class M-5 Principal Distribution Amount), the
                                 Class M-6 Certificates (after taking into account the Class M-6 Principal Distribution
                                 Amount), and the Class M-7 Certificates
                                 immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 90.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of
                                 (x) 0.50% and (y) the Cut-off Date Principal
                                 Balance.

CLASS M-8 PRINCIPAL              The Class M-8 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of the Class A Certificates (after taking into account the Senior Principal Distribution
                                 Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the Class M-5 Principal Distribution Amount), the
                                 Class M-6 Certificates (after taking into account the Class M-6 Principal Distribution
                                 Amount), the Class M-7 Certificates (after taking into account the Class M-7 Principal
                                 Distribution Amount) and the Class M-8
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.60% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of
                                 (x) 0.50% and (y) the Cut-off Date Principal
                                 Balance.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                                   DEFINITIONS

CLASS M-9 PRINCIPAL              The Class M-9 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of the Class A Certificates (after taking into account the Senior Principal Distribution
                                 Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the Class M-5 Principal Distribution Amount), the
                                 Class M-6 Certificates (after taking into account the Class M-6 Principal Distribution
                                 Amount), the Class M-7 Certificates (after taking into account the Class M-7 Principal
                                 Distribution Amount), the Class M-8
                                 Certificates (after taking into account the Class M-8 Principal Distribution Amount), and the Class M-9 Certificates immediately prior to such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 94.60% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

CLASS M-10 PRINCIPAL             The Class M-10 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of the Class A Certificates (after taking into account the Senior Principal Distribution
                                 Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the Class M-5 Principal Distribution Amount), the
                                 Class M-6 Certificates (after taking into account the Class M-6 Principal Distribution
                                 Amount), the Class M-7 Certificates (after taking into account the Class M-7 Principal
                                 Distribution Amount), the Class M-8
                                 Certificates (after taking into account the Class M-8 Principal Distribution Amount), the
                                 Class M-9 Certificates (after taking into account the Class M-9 Principal Distribution
                                 Amount) and the Class M-10 Certificates
                                 immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

EXTRA PRINCIPAL DISTRIBUTION     The Extra Principal Distribution Amount with
AMOUNT:                          respect to any Distribution Date is the lesser
                                 of (x) the Excess Cashflow for such
                                 Distribution Date and (y) the
                                 Overcollateralization Deficiency Amount for such Distribution Date.

GROUP 1 INTEREST REMITTANCE      The Group 1 Interest Remittance Amount with
AMOUNT:                          respect to any Distribution Date is that
                                 portion of the Available Funds for such
                                 Distribution Date attributable to interest received or advanced with respect to the Group
                                 1 Mortgage Loans.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                                   DEFINITIONS

GROUP 1 PRINCIPAL PERCENTAGE:    The Group 1 Principal Percentage for any
                                 Distribution Date is the percentage equivalent of a fraction, the numerator of which is (i) the Group 1 Principal Remittance Amount for such Distribution Date, and (ii) the denominator of which is the Principal
                                 Remittance Amount for such Distribution Date.

GROUP 1 PRINCIPAL REMITTANCE     The Group 1 Principal Remittance Amount means
AMOUNT:                          with respect to any Distribution Date, the sum
                                 of (i) all scheduled payments of principal collected or advanced on the Group 1 Mortgage
                                 Loans by the Servicer that were due during the related collection period, (ii) the principal portion of all partial and full principal prepayments of the Group 1 Mortgage Loans applied by the Servicer during the related prepayment period, (iii) the principal portion of all related net liquidation proceeds and insurance proceeds and recoveries received during the related prepayment period with respect to the Group 1 Mortgage Loans, (iv) that portion of the purchase price, representing principal of any repurchased Group
                                 1 Mortgage Loans, deposited to the collection account during the related prepayment period,
                                 (v) the principal portion of any related substitution adjustments deposited in the collection account during the related prepayment period with respect to the Group 1
                                 Mortgage Loans, and (vi) on the Distribution
                                 Date on which the Trust is to be terminated in accordance with the pooling and servicing agreement, that portion of the termination price, representing principal with respect to the Group 1 Mortgage Loans.

GROUP 2 INTEREST REMITTANCE      The Group 2 Interest Remittance Amount with
AMOUNT:                          respect to any Distribution Date is that
                                 portion of the Available Funds for such
                                 Distribution Date attributable to interest received or advanced with respect to the Group
                                 2 Mortgage Loans.


GROUP 1 SENIOR PRINCIPAL         Group 1 Senior Principal Distribution Amount
DISTRIBUTION AMOUNT:             means as of any Distribution Date (i) before
                                 the Stepdown Date or as to which a Trigger
                                 Event is in effect, the Group 1 Principal
                                 Percentage of the Principal Distribution Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the certificate principal balance of the Class A-1 Certificates immediately prior to such Distribution Date over (b) the lesser of (x) the product of (1) approximately 65.00% and (2) the aggregate Principal Balance of the Group 1 Mortgage Loans as of the last day of the related collection period and (y) the amount by which the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Collection Period exceeds the product of (1) 0.50% and (2) the aggregate principal balance of the Group 1 Mortgage Loans on the Cut-off Date.

GROUP 2 PRINCIPAL PERCENTAGE:    The Group 2 Principal Percentage for any
                                 Distribution Date is the percentage equivalent of a fraction, the numerator of which is (i) the Group 2 Principal Remittance Amount for such Distribution Date, and (ii) the denominator of which is the Principal
                                 Remittance Amount for such Distribution Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                                   DEFINITIONS

GROUP 2 PRINCIPAL REMITTANCE     The Group 2 Principal Remittance Amount means
AMOUNT:                          with respect to any Distribution Date, the sum
                                 of (i) all scheduled payments of principal collected or advanced on the Group 2 Mortgage
                                 Loans by the Servicer that were due during the related collection period, (ii) the principal portion of all partial and full principal prepayments of the Group 2 Mortgage Loans received by the Servicer during the related prepayment period, (iii) the principal portion of all related net liquidation proceeds and insurance proceeds and recoveries received during the related prepayment period with respect to the Group 2 Mortgage Loans, (iv) that portion of the purchase price, representing principal of any repurchased Group
                                 2 Mortgage Loans, deposited to the collection account during the related prepayment period,
                                 (v) the principal portion of any related substitution adjustments deposited in the collection account during the related prepayment period with respect to the Group 2
                                 Mortgage Loans and (vi) on the Distribution
                                 Date on which the Trust is to be terminated in accordance with the pooling and servicing agreement, that portion of the termination price, representing principal with respect to the Group 2 Mortgage Loans.

GROUP 2 SENIOR PRINCIPAL         Group 2 Senior Principal Distribution Amount
DISTRIBUTION AMOUNT:             means as of any Distribution Date (i) before
                                 the Stepdown Date or as to which a Trigger
                                 Event is in effect, the Group 2 Principal
                                 Percentage of the Principal Distribution Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the certificate principal balance of the Sequential Certificates immediately prior to such Distribution Date over (b) the lesser of (x) the product of (1) approximately
                                 65.00% and (2) the aggregate Principal Balance of the Group 2 Mortgage Loans as of the last day of the related collection period and (y) the amount by which the aggregate principal balance of the Group 2 Mortgage Loans as of the last day of the related Collection Period exceeds the product of (1) 0.50% and (2) the aggregate principal balance of the Group 2
                                 Mortgage Loans on the Cut-off Date.

GROUP SUBORDINATE AMOUNT:        With respect to any Distribution Date and each
                                 of the Group 1 and Group 2 Mortgage Loans, the excess of the principal balance of the Mortgage
                                 Loans for such group over the class principal balance of the Class A-1 Certificates in the case of the Group 1 Mortgage Loans and the Sequential Certificates in the case of the Group 2 Mortgage Loans immediately prior to such date.

INTEREST ACCRUAL PERIOD:         The Interest Accrual Period for each
                                 Distribution Date with respect to the
                                 Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                                 Date) and ending on the day prior to such Distribution Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                                   DEFINITIONS

PRINCIPAL REMITTANCE AMOUNT:     The Principal Remittance Amount is the sum of
                                 the Group 1 Principal Remittance Amount and the
                                 Group 2 Principal Remittance Amount.

PRINCIPAL DISTRIBUTION AMOUNT:   The Principal Distribution Amount is the sum of
                                 the Principal Remittance Amount (minus the
                                 Overcollateralization Release Amount, if any) and the Extra Principal Distribution Amount, if any.

REALIZED LOSSES:                 A Realized Loss is (i) as to any Mortgage Loan
                                 that is liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Mortgage Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Mortgage Loan and (iii) a reduction in the principal balance of a Mortgage Loan resulting from a modification by the Servicer.

                                 All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the Excess Cashflow, second in reduction of the Overcollateralization Amount, third to the Class B-3 Certificates, fourth to the Class B-2 Certificates, fifth to the Class B-1 Certificates, sixth to the Class M-10 Certificates, seventh to the Class M-9 Certificates, eighth to the Class M-8 Certificates, ninth to the Class M-7 Certificates, tenth to the Class M-6 Certificates, eleventh to the M-5 Certificates, twelfth to the M-4 Certificates, thirteenth to the M-3 Certificates, fourteenth to the M-2 and fifteenth to M-1 Certificates. An allocation of any Realized Losses to a Mezzanine Certificate on any Distribution Date will be made by reducing the certificate principal balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class A-1 or Sequential Certificates. However, it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A-1 and Sequential Certificates all interest and principal amounts to which such Certificates are then entitled.

SENIOR PRINCIPAL DISTRIBUTION    The Senior Principal Distribution Amount is an
AMOUNT:                          amount equal to the sum of (i) the Group 1
                                 Senior Principal Distribution Amount and (ii) the Group 2 Senior Principal Distribution
                                 Amount

UNPAID INTEREST SHORTFALL        The Unpaid Interest Shortfall Amount means (i)
AMOUNT:                          for each class of Certificates and the first
                                 Distribution Date, zero, and (ii) with respect to each class of Certificates and any Distribution Date after the first Distribution
                                 Date, the amount, if any, by which (a) the sum of (1) Accrued Certificate Interest for such class for the immediately preceding
                                 Distribution Date and (2) the outstanding
                                 Unpaid Interest Shortfall Amount, if any, for such class for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such class on such preceding
                                 Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such class for the related accrual period.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                                  BOND SUMMARY
                                   TO MATURITY

CLASS A-1 (TO MATURITY)

FRM PPC / ARM PPC           0%|0%      50%|50%      75%|75%    100%|100%   125%|125%   150%|150%   175%|175%
-----------------------   ---------   ---------   ----------   ---------   ---------   ---------   ---------
Average Life (yrs.)         18.32        4.97        3.51        2.69         2.12        1.68       1.35
First Principal Date      5/25/2005   5/25/2005   5/25/2005    5/25/2005   5/25/2005   5/25/2005   5/25/2005
Last Principal Date       1/25/2035   3/25/2030   11/25/2023   9/25/2019   9/25/2016   7/25/2014   1/25/2008
Payment Windows (mos.)       357         299          223         173         137         111         33


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                                  BOND SUMMARY
                                     TO CALL

CLASS A-1 (TO CALL)

FRM PPC / ARM PPC           0%|0%      50%|50%      75%|75%    100%|100%   125%|125%   150%|150%   175%|175%
-----------------------   ---------   ---------   ----------   ----------  ---------   ---------   ---------
Average Life (yrs.)         18.26        4.66        3.27         2.51        1.98        1.58        1.35
First Principal Date      5/25/2005   5/25/2005   5/25/2005    5/25/2005   5/25/2005   5/25/2005   5/25/2005
Last Principal Date       9/25/2033   1/25/2018   1/25/2014    11/25/2011  6/25/2010   6/25/2009   1/25/2008
Payment Windows (mos.)       341         153         105          79          62          50          33


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                              NET WAC CAP SCHEDULE
                             CLASS A-1 CERTIFICATES

                         NET WAC     NET WAC   EFFECTIVE NET
 PERIOD     PAY DATE     RATE(1)     RATE(2)   WAC RATE(2)(3)
--------   ----------   --------    --------   --------------
    1       5/25/2005       6.85%       6.85%           10.00%
    2       6/25/2005       5.97%       5.97%           10.00%
    3       7/25/2005       6.16%       6.16%           10.00%
    4       8/25/2005       5.97%       5.97%           10.00%
    5       9/25/2005       5.97%       5.97%           10.00%
    6      10/25/2005       6.16%       6.16%           10.00%
    7      11/25/2005       5.97%       5.97%           10.00%
    8      12/25/2005       6.16%       6.16%           10.00%
    9       1/25/2006       5.97%       5.97%           10.00%
   10       2/25/2006       5.97%       5.97%           10.00%
   11       3/25/2006       6.61%       6.61%           10.00%
   12       4/25/2006       5.97%       5.97%           10.00%
   13       5/25/2006       6.17%       6.17%           10.00%
   14       6/25/2006       5.97%       5.97%           10.00%
   15       7/25/2006       6.16%       6.16%           10.00%
   16       8/25/2006       5.97%       5.97%           10.00%
   17       9/25/2006       5.97%       5.97%           10.00%
   18      10/25/2006       6.16%       6.16%           10.00%
   19      11/25/2006       5.97%       5.97%           10.00%
   20      12/25/2006       6.16%       6.16%           10.00%
   21       1/25/2007       5.97%       5.97%           10.00%
   22       2/25/2007       6.98%       8.08%           10.00%
   23       3/25/2007       7.73%       8.94%           10.00%
   24       4/25/2007       6.98%       8.07%           10.00%
   25       5/25/2007       7.21%       8.34%           10.00%
   26       6/25/2007       6.97%       8.06%           10.00%
   27       7/25/2007       7.20%       8.32%           10.00%
   28       8/25/2007       6.97%       8.74%           10.00%
   29       9/25/2007       6.96%       8.73%           10.00%
   30      10/25/2007       7.19%       9.02%           10.00%
   31      11/25/2007       6.96%       8.72%           10.00%
   32      12/25/2007       7.18%       9.00%           10.00%
   33       1/25/2008       6.95%       8.71%           10.00%
   34       2/25/2008       7.04%       9.56%           10.00%
   35       3/25/2008       7.53%      10.21%           10.21%
   36       4/25/2008       7.04%       9.54%           10.00%
   37       5/25/2008       7.27%       9.85%           10.00%
   38       6/25/2008       7.03%       9.52%           10.00%
   39       7/25/2008       7.26%       9.82%           10.00%
   40       8/25/2008       7.02%      10.23%           10.23%
   41       9/25/2008       7.02%      10.21%           10.21%
   42      10/25/2008       7.25%      10.54%           10.54%
   43      11/25/2008       7.01%      10.18%           10.18%
   44      12/25/2008       7.24%      10.51%           10.51%
   45       1/25/2009       7.00%      10.16%           10.16%
   46       2/25/2009       7.00%      10.20%           10.20%
   47       3/25/2009       7.74%      11.28%           11.28%
   48       4/25/2009       6.99%      10.17%           10.17%
   49       5/25/2009       7.22%      10.50%           10.50%
   50       6/25/2009       6.98%      10.14%           10.14%
   51       7/25/2009       7.21%      10.47%           10.47%
   52       8/25/2009       6.97%      10.17%           10.17%
   53       9/25/2009       6.97%      10.16%           10.16%
   54      10/25/2009       7.20%      10.48%           10.48%
   55      11/25/2009       6.96%      10.12%           10.12%
   56      12/25/2009       7.19%      10.45%           10.45%
   57       1/25/2010       6.95%      10.09%           10.09%
   58       2/25/2010       6.95%      10.08%           10.08%
   59       3/25/2010       7.69%      11.14%           11.14%
   60       4/25/2010       6.94%      10.05%           10.05%
   61       5/25/2010       7.17%      10.36%           10.36%
   62       6/25/2010       6.93%      10.01%           10.01%
   63       7/25/2010       7.16%      10.33%           10.33%
   64       8/25/2010       6.92%       9.98%            9.98%
   65       9/25/2010       6.92%       9.97%            9.97%
   66      10/25/2010       7.14%      10.28%           10.28%
   67      11/25/2010       6.91%       9.93%            9.93%
   68      12/25/2010       7.13%      10.25%           10.25%
   69       1/25/2011       6.90%       9.90%            9.90%
   70       2/25/2011       6.89%       9.88%            9.88%
   71       3/25/2011       7.63%      10.92%           10.92%
   72       4/25/2011       6.89%       9.85%            9.85%
   73       5/25/2011       7.11%      10.16%           10.16%
   74       6/25/2011       6.88%       9.82%            9.82%
   75       7/25/2011       7.10%      10.13%           10.13%
   76       8/25/2011       6.87%       9.78%            9.78%
   77       9/25/2011       6.86%       9.76%            9.76%
   78      10/25/2011       7.09%      10.07%           10.07%
   79      11/25/2011       6.85%       9.73%            9.73%

(1) Assumes 6-month LIBOR at 3.3837% and is run at the pricing speed to call.
(2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.
(3) Assumes 1-month LIBOR equals 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        $150,000,000 (APPROXIMATE)

                                  EXCESS SPREAD

                        STATIC      FORWARD    FORWARD    FORWARD
                          XS          XS         1M         6M
 PERIOD      PAYDATE    SPREAD      SPREAD      LIBOR      LIBOR
-------     --------    ------      -------    -------    -------
   1        05/25/05      329         329       2.9100%    3.3837%
   2        06/25/05      286         260       3.1696%    3.5455%
   3        07/25/05      296         259       3.2964%    3.6815%
   4        08/25/05      286         235       3.4178%    3.8079%
   5        09/25/05      286         216       3.6039%    3.9188%
   6        10/25/05      296         212       3.7750%    4.0091%
   7        11/25/05      285         192       3.8367%    4.0831%
   8        12/25/05      295         192       3.9727%    4.1349%
   9        01/25/06      284         166       4.0886%    4.1661%
   10       02/25/06      284         169       4.0526%    4.1874%
   11       03/25/06      315         202       4.1452%    4.2309%
   12       04/25/06      283         152       4.2226%    4.2633%
   13       05/25/06      293         177       4.1042%    4.2884%
   14       06/25/06      282         157       4.1646%    4.3493%
   15       07/25/06      291         165       4.2233%    4.4061%
   16       08/25/06      281         144       4.2793%    4.4615%
   17       09/25/06      280         138       4.3371%    4.5198%
   18       10/25/06      289         147       4.3931%    4.5728%
   19       11/25/06      278         126       4.4513%    4.6267%
   20       12/25/06      288         135       4.5071%    4.6347%
   21       01/25/07      352         253       4.5580%    4.6377%
   22       02/25/07      368         275       4.6135%    4.6369%
   23       03/25/07      400         319       4.6642%    4.6321%
   24       04/25/07      366         264       4.7070%    4.6253%
   25       05/25/07      376         299       4.4918%    4.6129%
   26       06/25/07      363         279       4.5232%    4.6454%
   27       07/25/07      373         294       4.5535%    4.6737%
   28       08/25/07      361         275       4.5856%    4.7038%
   29       09/25/07      360         270       4.6163%    4.7355%
   30       10/25/07      370         282       4.6434%    4.7614%
   31       11/25/07      357         262       4.6743%    4.7902%
   32       12/25/07      367         273       4.7028%    4.7973%
   33       01/25/08      362         273       4.7294%    4.8023%
   34       02/25/08      362         272       4.7576%    4.8060%
   35       03/25/08      383         302       4.7839%    4.8085%
   36       04/25/08      359         263       4.8110%    4.8107%
   37       05/25/08      369         287       4.7123%    4.8120%
   38       06/25/08      364         275       4.7329%    4.8310%
   39       07/25/08      376         294       4.7520%    4.8497%
   40       08/25/08      365         276       4.7720%    4.8700%
   41       09/25/08      366         274       4.7918%    4.8886%
   42       10/25/08      377         288       4.8124%    4.9058%
   43       11/25/08      366         270       4.8315%    4.9261%
   44       12/25/08      377         284       4.8484%    4.9362%
   45       01/25/09      365         270       4.8669%    4.9467%
   46       02/25/09      365         269       4.8850%    4.9573%
   47       03/25/09      398         319       4.9004%    4.9662%
   48       04/25/09      365         265       4.9194%    4.9762%
   49       05/25/09      376         283       4.8953%    4.9849%
   50       06/25/09      365         265       4.9100%    4.9998%
   51       07/25/09      375         283       4.9259%    5.0136%
   52       08/25/09      364         265       4.9409%    5.0294%
   53       09/25/09      364         263       4.9547%    5.0428%
   54       10/25/09      375         278       4.9698%    5.0553%
   55       11/25/09      364         259       4.9839%    5.0698%
   56       12/25/09      375         274       4.9980%    5.0734%
   57       01/25/10      364         259       5.0102%    5.0770%
   58       02/25/10      363         258       5.0237%    5.0800%
   59       03/25/10      396         308       5.0352%    5.0821%
   60       04/25/10      363         254       5.0491%    5.0863%
   61       05/25/10      374         275       5.0059%    5.0866%
   62       06/25/10      363         257       5.0168%    5.0977%
   63       07/25/10      374         274       5.0277%    5.1082%
   64       08/25/10      363         256       5.0383%    5.1179%
   65       09/25/10      363         254       5.0493%    5.1276%
   66       10/25/10      374         270       5.0586%    5.1370%
   67       11/25/10      363         252       5.0684%    5.1460%
   68       12/25/10      374         268       5.0781%    5.1576%
   69       01/25/11      364         253       5.0875%    5.1702%
   70       02/25/11      364         252       5.0962%    5.1808%
   71       03/25/11      396         304       5.1037%    5.1925%
   72       04/25/11      364         251       5.1132%    5.2050%
   73       05/25/11      376         268       5.1132%    5.2050%
   74       06/25/11      365         251       5.1132%    5.2050%
   75       07/25/11      376         270       5.1132%    5.2050%
   76       08/25/11      366         253       5.1132%    5.2050%
   77       09/25/11      366         253       5.1132%    5.2050%
   78       10/25/11      377         270       5.1132%    5.2050%
   79       11/25/11      367         253       5.1132%    5.2050%

Run at Pricing Speed (100% PPC for fixed rate loans, 100% PPC for ARM loans) to call.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                      [LOGO OF BANC OF AMERICA SECURITIES(TM)]


                        ASSET-BACKED FUNDING CORPORATION
                   ASSET-BACKED CERTIFICATES, SERIES 2005-WF1

                                COLLATERAL ANNEX


                                 APRIL 14, 2005


o For the purposes of the tables in this collateral annex, the weighted average FICO numbers have been calculated where FICO scores were available, i.e. they are non-zero weighted averages.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        TOTAL MORTGAGE LOANS

o   The numbers may not add up to 100% due to rounding.

                          DESCRIPTION OF THE COLLATERAL
                          TOTAL MORTGAGE LOANS SUMMARY

SUMMARY                                                                           TOTAL            MINIMUM            MAXIMUM
------------------------------------------------------------------   ------------------    ---------------    ---------------
Statistical Cut-off Date Aggregate Principal Balance                   1,184,298,708.53
Number of Loans                                                                   7,469
Average Original Loan Balance                                        $       159,084.07    $     12,000.00    $   817,000.000
Average Current Loan Balance                                         $       158,561.88    $     11,988.61    $    816,146.99
(1) Weighted Average Combined Original LTV                                        78.94%              7.71%            100.00%
(1) Weighted Average Gross Coupon                                                 6.676%             4.500%            11.650%
(1)(2) Weighted Average Gross Margin                                              4.711%             2.250%            10.500%
(1)(2) Weighted Average Term to Next Rate Adjustment Date (months)                   22                  3                 35
(1) Weighted Average Remaining Term to Maturity (months)                            347                112                359
(1)(3) Weighted Average Credit Score                                                613                500                820

(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only.
(3) 99.75% of the Mortgage Loans have Credit Scores.

                                           RANGE
                                           ----------------------
Product Type                               Adjustable                    73.19%
                                           Fixed                         26.81%

 Fully Amortizing Mortgage Loans                                         97.29%
Interest Only Loans                                                       0.00%
Balloon Loans                                                             2.71%
Lien:                                      First                        100.00%
                                           Second                         0.00%
Property Type                              SFR                           89.77%
                                           Multi Family - 2 Units         3.96%
                                           Multi Family - 3 Units         0.46%
                                           Multi Family - 4 Units         0.24%
                                           PUD                            1.82%
                                           Condo - Low Rise               3.52%
                                           Condo - High Rise              0.21%
                                           Townhouse                      0.01%
 Geographic Distribution(Top 5 States)     California                    13.90%
                                           Maryland                       9.44%
                                           New Jersey                     9.19%
                                           Illinois                       7.04%
                                           Florida                        6.11%

Number of States                           51
 Largest Zip Code Concentration            20774                          0.42%
Loans with Prepayment Penalties                                          61.33%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        TOTAL MORTGAGE LOANS

    RANGE OF MORTGAGE COUPONS

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
CURRENT MORTGAGE RATE          LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
4.001% to 4.500%                       2   $         551,853.62           0.05%          4.500%            782
4.501% to 5.000%                     181          44,812,394.39           3.78           4.874             668
5.001% to 5.500%                     439          99,885,601.96           8.43           5.365             656
5.501% to 6.000%                   1,003         203,759,519.25          17.21           5.838             632
6.001% to 6.500%                   1,254         228,411,631.24          19.29           6.325             618
6.501% to 7.000%                   1,521         244,956,584.72          20.68           6.814             607
7.001% to 7.500%                   1,079         151,476,134.30          12.79           7.311             600
7.501% to 8.000%                     921         110,826,651.53           9.36           7.804             586
8.001% to 8.500%                     430          42,782,550.50           3.61           8.311             570
8.501% to 9.000%                     339          34,352,883.35           2.90           8.793             555
9.001% to 9.500%                     142          12,104,282.92           1.02           9.288             542
9.501% to 10.000%                     95           6,768,903.33           0.57           9.815             543
10.001% to 10.500%                    44           2,576,037.02           0.22          10.358             536
10.501% to 11.000%                    12             671,174.32           0.06          10.732             530
11.001% to 11.500%                     6             290,346.76           0.02          11.141             530
11.501% to 12.000%                     1              72,159.32           0.01          11.650             574
TOTAL:                             7,469   $   1,184,298,708.53         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
CURRENT MORTGAGE RATE           LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
4.001% to 4.500%                   58.86%            309            302              7
4.501% to 5.000%                   66.54             343            339              4
5.001% to 5.500%                   70.48             352            348              3
5.501% to 6.000%                   75.10             350            347              3
6.001% to 6.500%                   79.27             351            348              3
6.501% to 7.000%                   82.00             348            345              3
7.001% to 7.500%                   84.45             353            350              3
7.501% to 8.000%                   83.30             351            348              3
8.001% to 8.500%                   81.36             353            350              3
8.501% to 9.000%                   78.92             351            348              3
9.001% to 9.500%                   77.53             355            352              3
9.501% to 10.000%                  76.48             348            345              3
10.001% to 10.500%                 76.10             351            347              4
10.501% to 11.000%                 72.08             345            340              4
11.001% to 11.500%                 71.80             323            320              3
11.501% to 12.000%                 85.00             360            356              4
TOTAL:                             78.94%            350            347              3

    COMBINED ORIGINAL LOAN-TO-VALUE RATIO

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
ORIGINAL COMBINED LTV          LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
0.01% to 10.00%                        2   $         264,548.42           0.02%          7.394%            592
10.01% to 20.00%                      10             581,980.02           0.05           7.062             657
20.01% to 30.00%                      34           3,358,828.80           0.28           6.141             673
30.01% to 40.00%                      96          11,326,521.09           0.96           6.216             656
40.01% to 50.00%                     216          29,872,578.29           2.52           6.098             640
50.01% to 60.00%                     405          63,435,567.02           5.36           6.246             621
60.01% to 70.00%                     975         164,692,854.07          13.91           6.395             606
70.01% to 80.00%                   2,508         403,562,144.37          34.08           6.608             604
80.01% to 90.00%                   2,208         356,423,631.06          30.10           6.851             610
90.01% to 100.00%                  1,015         150,780,055.39          12.73           7.095             640
TOTAL:                             7,469   $   1,184,298,708.53         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
ORIGINAL COMBINED LTV           LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
0.01% to 10.00%                     8.47%            360            355              5
10.01% to 20.00%                   17.23             250            247              3
20.01% to 30.00%                   26.66             290            286              4
30.01% to 40.00%                   35.68             327            323              4
40.01% to 50.00%                   45.94             327            323              4
50.01% to 60.00%                   55.68             344            340              3
60.01% to 70.00%                   66.31             345            342              3
70.01% to 80.00%                   77.63             349            346              3
80.01% to 90.00%                   87.58             355            352              3
90.01% to 100.00%                  96.96             359            356              3
TOTAL:                             78.94%            350            347              3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        TOTAL MORTGAGE LOANS

    MORTGAGE INSURANCE

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
MI                             LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
Not Insured                        4,246   $     677,095,022.08          57.17%          6.491%            609
Republic                             763         118,047,718.86           9.97           6.916             620
MGIC                                 603          96,681,655.57           8.16           6.824             616
United Guaranty                      593          95,573,705.66           8.07           6.975             612
PMI                                  496          77,087,496.02           6.51           7.046             627
Amerin Guarantee                     422          65,429,730.89           5.52           6.880             617
Triad Guaranty                       333          52,417,743.13           4.43           6.886             624
Premium Priced (PP)                   13           1,965,636.32           0.17           7.382             603
TOTAL:                             7,469   $   1,184,298,708.53         100.00%          6.676%            613


                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
MI                              LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
Not Insured                        70.39%            346            343              3
Republic                           90.67             356            353              3
MGIC                               88.89             354            351              3
United Guaranty                    88.91             356            353              3
PMI                                93.40             358            356              3
Amerin Guarantee                   89.84             356            353              3
Triad Guaranty                     91.21             357            355              2
Premium Priced (PP)                91.98             360            357              3
TOTAL:                             78.94%            350            347              3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        TOTAL MORTGAGE LOANS

    STATISTICAL CUT-OFF DATE PRINCIPAL BALANCE

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
STATISTICAL CUT-OFF           MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
BALANCE                        LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
$1 to $50,000                        619   $      23,282,274.06           1.97%          8.026%            594
$50,001 to $100,000                1,711         133,146,442.04          11.24           7.373             601
$100,001 to $150,000               1,842         229,505,712.46          19.38           6.972             606
$150,001 to $200,000               1,365         236,728,054.35          19.99           6.662             606
$200,001 to $250,000                 793         176,766,894.26          14.93           6.540             613
$250,001 to $300,000                 479         130,386,649.59          11.01           6.389             618
$300,001 to $350,000                 297          96,194,747.75           8.12           6.273             625
$350,001 to $400,000                 196          73,814,315.17           6.23           6.107             637
$400,001 to $450,000                  64          27,311,376.19           2.31           6.200             635
$450,001 to $500,000                  35          16,762,906.41           1.42           5.996             631
$500,001 to $550,000                  25          13,110,210.25           1.11           6.305             617
$550,001 to $600,000                  21          12,131,927.02           1.02           5.770             648
$600,001 to $650,000                   8           5,036,002.83           0.43           6.200             631
$650,001 to $700,000                   7           4,750,745.37           0.40           6.703             639
$700,001 to $750,000                   3           2,219,613.98           0.19           5.684             628
$750,001 to $800,000                   3           2,334,689.81           0.20           6.344             640
$800,001 or greater                    1             816,146.99           0.07           5.750             639
TOTAL:                             7,469   $   1,184,298,708.53         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
STATISTICAL CUT-OFF           ORIGINAL        TERM TO         TERM TO         LOAN
BALANCE                         LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
$1 to $50,000                      72.54%            323            320              3
$50,001 to $100,000                79.06             346            343              3
$100,001 to $150,000               80.66             350            347              3
$150,001 to $200,000               78.93             353            351              3
$200,001 to $250,000               79.56             350            348              3
$250,001 to $300,000               79.23             355            352              3
$300,001 to $350,000               78.67             351            348              3
$350,001 to $400,000               76.86             352            348              3
$400,001 to $450,000               80.45             351            348              3
$450,001 to $500,000               79.08             355            352              3
$500,001 to $550,000               75.66             345            342              3
$550,001 to $600,000               69.09             334            330              4
$600,001 to $650,000               74.34             338            334              4
$650,001 to $700,000               74.58             334            332              2
$700,001 to $750,000               71.60             360            358              2
$750,001 to $800,000               64.62             360            358              2
$800,001 or greater                68.08             360            359              1
TOTAL:                             78.94%            350            347              3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        TOTAL MORTGAGE LOANS

    ORIGINAL TERM TO MATURITY

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
ORIGINAL TERM                  LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
109 to 120                            11   $         972,741.91           0.08%          6.318%            664
169 to 180                           473          58,853,228.60           4.97           6.586             639
229 to 240                            38           4,269,292.53           0.36           6.723             641
289 to 300                            11           1,861,666.72           0.16           6.753             662
349 to 360                         6,936       1,118,341,778.77          94.43           6.681             611
TOTAL:                             7,469   $   1,184,298,708.53         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
ORIGINAL TERM                   LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
109 to 120                         59.57%            120            116              4
169 to 180                         69.21             180            177              3
229 to 240                         66.31             240            236              4
289 to 300                         73.06             300            295              5
349 to 360                         79.53             360            357              3
TOTAL:                             78.94%            350            347              3

    REMAINING TERM TO MATURITY

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
REMAINING TERM                 LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
109 to 120                            11   $         972,741.91           0.08%          6.318%            664
157 to 168                             1             107,848.85           0.01           5.000             760
169 to 180                           472          58,745,379.75           4.96           6.589             639
229 to 240                            38           4,269,292.53           0.36           6.723             641
289 to 300                            11           1,861,666.72           0.16           6.753             662
337 to 348                            13           2,845,660.45           0.24           6.384             634
349 to 360                         6,923       1,115,496,118.32          94.19           6.682             611
TOTAL:                             7,469   $   1,184,298,708.53         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
REMAINING TERM                  LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
109 to 120                         59.57%            120            116              4
157 to 168                         48.94             180            167             13
169 to 180                         69.24             180            177              3
229 to 240                         66.31             240            236              4
289 to 300                         73.06             300            295              5
337 to 348                         76.70             360            348             12
349 to 360                         79.54             360            357              3
TOTAL:                             78.94%            350            347              3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        TOTAL MORTGAGE LOANS

    CREDIT SCORE

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
FICO SCORE                     LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
Not Available                         39   $       2,960,663.54           0.25%          8.157%              0
500                                    6             827,029.06           0.07           8.904             500
501 to 520                           174          19,825,778.45           1.67           8.771             511
521 to 540                           489          62,605,664.91           5.29           7.965             530
541 to 560                           626          89,699,004.48           7.57           7.116             551
561 to 580                         1,244         194,769,187.02          16.45           6.737             570
581 to 600                         1,079         168,833,470.01          14.26           6.720             590
601 to 620                         1,088         173,155,683.61          14.62           6.668             610
621 to 640                           947         152,515,533.53          12.88           6.553             630
641 to 660                           701         113,359,160.88           9.57           6.455             650
661 to 680                           447          79,127,948.46           6.68           6.297             670
681 to 700                           213          41,635,481.10           3.52           5.996             690
701 to 720                           125          24,605,749.23           2.08           5.791             710
721 to 740                            89          16,560,090.68           1.40           5.835             731
741 to 760                            72          14,475,621.75           1.22           5.678             751
761 to 780                            75          16,405,876.27           1.39           5.583             771
781 to 800                            40           9,807,444.46           0.83           5.566             790
801 to 820                            15           3,129,321.09           0.26           5.287             807
TOTAL:                             7,469   $   1,184,298,708.53         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
FICO SCORE                      LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
Not Available                      71.06%            354            351              3
500                                69.19             360            357              3
501 to 520                         70.47             359            356              2
521 to 540                         72.91             356            354              3
541 to 560                         72.25             357            354              3
561 to 580                         78.07             353            350              3
581 to 600                         80.20             352            349              3
601 to 620                         82.45             350            347              3
621 to 640                         83.52             352            349              3
641 to 660                         82.43             348            345              3
661 to 680                         82.81             347            344              3
681 to 700                         77.79             341            337              4
701 to 720                         74.47             344            340              4
721 to 740                         73.26             337            332              5
741 to 760                         67.60             337            331              5
761 to 780                         63.89             342            337              5
781 to 800                         63.71             317            312              5
801 to 820                         60.62             344            339              5
TOTAL:                             78.94%            350            347              3

    PROPERTY TYPE

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
PROPERTY TYPE                  LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
Single family detached             6,787   $   1,063,176,352.61          89.77%          6.692%            612
Multi Family - 2 Units               264          46,950,309.01           3.96           6.587             611
Low-rise Condo                       254          41,699,992.96           3.52           6.508             620
PUD                                  110          21,606,036.78           1.82           6.530             630
Multi Family - 3 Units                25           5,428,793.30           0.46           6.585             615
Multi Family - 4 Units                13           2,845,201.00           0.24           6.385             638
High-rise Condo                       15           2,488,267.72           0.21           6.343             635
Townhouse                              1             103,755.15           0.01           7.250             570
TOTAL:                             7,469   $   1,184,298,708.53         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
PROPERTY TYPE                   LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
Single family detached             79.27%            350            348              3
Multi Family - 2 Units             75.74             351            348              3
Low-rise Condo                     80.26             353            350              3
PUD                                74.09             339            336              3
Multi Family - 3 Units             66.35             355            352              3
Multi Family - 4 Units             66.02             338            334              3
High-rise Condo                    63.84             349            345              4
Townhouse                          88.89             360            357              3
TOTAL:                             78.94%            350            347              3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        TOTAL MORTGAGE LOANS

    OCCUPANCY STATUS

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
OCCUPANCY                      LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
Primary Owner Occupied             7,244   $   1,165,129,167.29          98.38%          6.675%            613
Investor                             206          17,050,924.79           1.44           6.801             632
Second/Vacation                       19           2,118,616.45           0.18           6.590             611
TOTAL:                             7,469   $   1,184,298,708.53         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
OCCUPANCY                       LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
Primary Owner Occupied             79.12%            350            347              3
Investor                           67.61             347            344              3
Second/Vacation                    75.49             353            350              3
TOTAL:                             78.94%            350            347              3

    DOCUMENTATION

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
DOCUMENTATION                  LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
Full                               7,102   $   1,109,882,329.65          93.72%          6.696%            613
Full Doc w/12Mo Bk Stmt              338          69,858,583.14           5.90           6.372             615
Full Doc w/6Mo Bk Stmt                24           3,713,987.75           0.31           6.518             590
No Documentation                       3             598,061.78           0.05           7.348             586
Stated Income                          2             245,746.21           0.02           6.092             655
TOTAL:                             7,469   $   1,184,298,708.53         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
DOCUMENTATION                   LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
Full                               79.11%            351            348              3
Full Doc w/12Mo Bk Stmt            76.69             346            343              2
Full Doc w/6Mo Bk Stmt             72.31             338            335              3
No Documentation                   90.83             360            358              2
Stated Income                      59.40             360            350             10
TOTAL:                             78.94%            350            347              3

    LOAN PURPOSE

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
LOAN PURPOSE                   LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
Cash Out Refinance                 5,408   $     881,293,991.22          74.41%          6.638%            607
Purchase                           1,394         198,528,340.42          16.76           6.921             631
Rate Term Refinance                  667         104,476,376.89           8.82           6.539             633
TOTAL:                             7,469   $   1,184,298,708.53         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
LOAN PURPOSE                    LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
Cash Out Refinance                 76.77%            349            347              3
Purchase                           88.22             357            354              3
Rate Term Refinance                79.64             346            343              3
TOTAL:                             78.94%            350            347              3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        TOTAL MORTGAGE LOANS

    PRODUCT TYPE

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
PRODUCT TYPE                   LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
1 /29 TSY1Y                            5   $       1,484,129.82           0.13%          5.926%            625
10 YR FIXED                           11             972,741.91           0.08           6.318             664
15 YR FIXED                          302          26,719,379.68           2.26           6.789             632
15/30 BALLOON                        171          32,133,848.92           2.71           6.417             646
20 YR FIXED                           38           4,269,292.53           0.36           6.723             641
25 YR FIXED                           11           1,861,666.72           0.16           6.753             662
2/28 6ML                           4,919         791,371,234.65          66.82           6.704             600
30 YR FIXED                        1,578         251,581,448.57          21.24           6.673             645
3/27 6ML                             433          73,772,907.70           6.23           6.480             617
6mo ARM                                1             132,058.03           0.01           6.250             630
TOTAL:                             7,469   $   1,184,298,708.53         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
PRODUCT TYPE                    LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
1 /29 TSY1Y                        73.26%            360            357              3
10 YR FIXED                        59.57             120            116              4
15 YR FIXED                        66.30             180            177              3
15/30 BALLOON                      71.62             180            177              3
20 YR FIXED                        66.31             240            236              4
25 YR FIXED                        73.06             300            295              5
2/28 6ML                           81.82             360            357              3
30 YR FIXED                        72.07             360            356              4
3/27 6ML                           80.57             360            357              3
6mo ARM                            74.03             360            351              9
TOTAL:                             78.94%            350            347              3

    LIEN POSITION

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
LIEN                           LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
1                                  7,469   $   1,184,298,708.53         100.00%          6.676%            613
TOTAL:                             7,469   $   1,184,298,708.53         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
LIEN                            LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
1                                  78.94%            350            347              3
TOTAL:                             78.94%            350            347              3

    PREPAYMENT PENALTY TERM

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
PREPAYMENT PENALTY TERM        LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
None                               2,839   $     458,017,466.43          38.67%          6.759%            611
12                                   227          49,458,500.10           4.18           6.287             653
24                                 3,071         479,360,323.31          40.48           6.685             599
36                                 1,332         197,462,418.69          16.67           6.560             642
TOTAL:                             7,469   $   1,184,298,708.53         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
PREPAYMENT PENALTY TERM         LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
None                               79.25%            349            346              3
12                                 70.60             343            338              5
24                                 82.02             360            357              2
36                                 72.87             331            328              3
TOTAL:                             78.94%            350            347              3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        TOTAL MORTGAGE LOANS

    GEOGRAPHIC DISTRIBUTION

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
STATE OR TERRITORY             LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
California                           618   $     164,597,052.10          13.90%          5.920%            636
Maryland                             563         111,829,398.20           9.44           6.588             601
New Jersey                           531         108,873,158.83           9.19           6.610             615
Illinois                             482          83,420,873.61           7.04           6.571             620
Florida                              478          72,378,647.23           6.11           6.790             607
New York                             287          57,492,524.06           4.85           6.555             617
Virginia                             311          54,546,630.49           4.61           6.643             605
Wisconsin                            327          37,360,556.46           3.15           7.132             617
Georgia                              258          37,354,741.37           3.15           7.117             611
Texas                                262          35,038,673.34           2.96           6.845             613
Pennsylvania                         310          33,327,842.13           2.81           7.003             601
Minnesota                            179          30,512,750.89           2.58           6.768             610
Michigan                             240          29,908,015.36           2.53           7.038             607
Ohio                                 275          29,434,404.34           2.49           7.073             604
Missouri                             280          28,750,181.62           2.43           7.043             613
North Carolina                       211          25,282,020.52           2.13           7.052             607
Massachusetts                         96          20,526,794.16           1.73           6.592             600
District of Columbia                  87          17,198,871.29           1.45           6.446             605
South Carolina                       171          17,005,095.49           1.44           7.397             604
Indiana                              201          16,533,947.89           1.40           7.592             609
Arizona                              107          16,362,449.21           1.38           6.916             611
Colorado                              80          14,820,076.10           1.25           6.374             629
Connecticut                           74          13,514,223.44           1.14           6.536             590
Nevada                                59          13,342,190.69           1.13           6.515             606
Tennessee                            111          11,228,823.80           0.95           7.121             617
Louisiana                             91          10,925,017.65           0.92           7.021             612
Alabama                              109          10,734,155.44           0.91           7.213             607
Washington                            51           9,802,617.73           0.83           6.697             612
Rhode Island                          46           8,822,158.22           0.74           6.627             585
Mississippi                          101           8,115,330.98           0.69           7.697             597
Iowa                                  78           7,040,745.34           0.59           7.134             601
Kansas                                63           5,356,730.57           0.45           7.262             611
Delaware                              32           4,780,134.72           0.40           6.847             612
Kentucky                              38           4,342,436.94           0.37           7.123             608
Hawaii                                13           3,863,274.15           0.33           6.033             640
Oklahoma                              35           3,251,205.47           0.27           7.216             607
Montana                               21           3,245,533.23           0.27           5.962             604
West Virginia                         29           2,979,313.00           0.25           7.491             605
Maine                                 21           2,972,055.58           0.25           6.842             597
New Hampshire                         17           2,949,955.04           0.25           7.147             599
New Mexico                            21           2,778,594.40           0.23           6.903             606
Nebraska                              22           2,561,483.86           0.22           7.225             609
Oregon                                11           2,471,102.03           0.21           7.137             617
Arkansas                              34           2,456,224.72           0.21           7.154             629
Idaho                                  8             946,303.70           0.08           6.547             602
Wyoming                                6             789,289.36           0.07           7.077             595
Alaska                                 5             662,182.44           0.06           6.514             594
South Dakota                           7             638,733.60           0.05           7.416             617
Utah                                   5             530,077.12           0.04           7.027             610
North Dakota                           5             410,495.78           0.03           6.821             592
Vermont                                2             233,614.84           0.02           7.619             556
TOTAL:                             7,469   $   1,184,298,708.53         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
STATE OR TERRITORY              LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
California                         70.84%            349            346              3
Maryland                           78.80             344            342              3
New Jersey                         75.28             351            348              3
Illinois                           80.93             354            350              4
Florida                            81.20             355            352              3
New York                           74.32             348            344              3
Virginia                           79.03             348            345              3
Wisconsin                          82.75             351            347              4
Georgia                            85.00             356            353              3
Texas                              81.17             347            344              2
Pennsylvania                       80.24             347            344              3
Minnesota                          81.09             341            338              3
Michigan                           83.46             359            355              3
Ohio                               84.08             345            342              3
Missouri                           82.89             354            351              3
North Carolina                     86.65             357            354              3
Massachusetts                      77.45             356            354              3
District of Columbia               70.19             360            358              2
South Carolina                     85.46             349            346              3
Indiana                            84.51             349            346              3
Arizona                            83.46             360            358              2
Colorado                           81.77             342            339              3
Connecticut                        76.03             358            355              3
Nevada                             74.67             354            351              3
Tennessee                          86.26             347            344              2
Louisiana                          82.80             345            342              3
Alabama                            83.72             351            349              3
Washington                         84.23             360            357              3
Rhode Island                       77.36             358            356              3
Mississippi                        84.05             328            325              3
Iowa                               82.30             344            341              3
Kansas                             84.80             335            332              3
Delaware                           85.31             356            353              3
Kentucky                           83.55             347            344              3
Hawaii                             76.22             360            357              3
Oklahoma                           83.52             339            336              3
Montana                            80.31             352            349              2
West Virginia                      86.04             354            352              2
Maine                              78.63             360            358              2
New Hampshire                      77.85             360            357              3
New Mexico                         82.32             349            346              3
Nebraska                           88.46             360            357              3
Oregon                             87.55             360            357              3
Arkansas                           88.93             335            332              3
Idaho                              83.69             360            358              2
Wyoming                            87.26             360            357              3
Alaska                             81.37             360            358              2
South Dakota                       90.25             360            358              2
Utah                               84.06             360            358              2
North Dakota                       85.34             360            357              3
Vermont                            77.84             360            358              2
TOTAL:                             78.94%            350            347              3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        TOTAL MORTGAGE LOANS

    RANGE OF GROSS MARGINS - (ADJUSTABLE LOANS ONLY)

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
GROSS MARGIN                   LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
2.001% to 2.500%                      27   $       5,753,925.48           0.66%          5.188%            668
2.501% to 3.000%                     289          61,547,876.46           7.10           5.529             622
3.001% to 3.500%                     516          99,992,873.38          11.54           5.816             611
3.501% to 4.000%                     677         125,985,533.28          14.54           6.148             611
4.001% to 4.500%                     793         134,372,917.83          15.50           6.490             615
4.501% to 5.000%                     903         147,682,986.13          17.04           6.876             599
5.001% to 5.500%                     637          92,409,427.38          10.66           7.107             593
5.501% to 6.000%                     505          72,306,116.90           8.34           7.309             586
6.001% to 6.500%                     377          48,622,897.24           5.61           7.523             588
6.501% to 7.000%                     295          38,423,034.46           4.43           7.738             577
7.001% to 7.500%                     158          17,963,720.84           2.07           8.072             569
7.501% to 8.000%                     108          13,942,853.90           1.61           8.277             573
8.001% to 8.500%                      33           3,825,631.91           0.44           8.669             547
8.501% to 9.000%                      21           2,113,897.60           0.24           9.151             548
9.001% to 9.500%                      12             927,271.96           0.11           9.735             545
9.501% to 10.000%                      5             750,772.75           0.09           9.738             534
10.001% to 10.500%                     2             138,592.70           0.02          10.484             515
TOTAL:                             5,358   $     866,760,330.20         100.00%          6.683%            602

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
GROSS MARGIN                    LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
2.001% to 2.500%                   68.90%            360            358              2
2.501% to 3.000%                   71.08             360            358              2
3.001% to 3.500%                   76.71             360            358              2
3.501% to 4.000%                   80.43             360            358              2
4.001% to 4.500%                   85.97             360            358              2
4.501% to 5.000%                   85.48             360            357              3
5.001% to 5.500%                   84.36             360            357              3
5.501% to 6.000%                   82.32             360            357              3
6.001% to 6.500%                   81.06             360            357              3
6.501% to 7.000%                   81.04             360            356              4
7.001% to 7.500%                   81.85             360            357              3
7.501% to 8.000%                   84.71             360            356              4
8.001% to 8.500%                   79.91             360            355              5
8.501% to 9.000%                   77.38             360            356              4
9.001% to 9.500%                   77.42             360            355              5
9.501% to 10.000%                  72.74             360            353              7
10.001% to 10.500%                 78.62             360            353              7
TOTAL:                             81.70%            360            357              3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        TOTAL MORTGAGE LOANS

    INITIAL PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
INITIAL PERIODIC              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
RATE CAP                       LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
1.000%                                 1   $         132,058.03           0.02%          6.250%            630
2.000%                                 5           1,484,129.82           0.17           5.926             625
3.000%                             5,352         865,144,142.35          99.81           6.685             602
TOTAL:                             5,358   $     866,760,330.20         100.00%          6.683%            602

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
INITIAL PERIODIC              ORIGINAL        TERM TO         TERM TO         LOAN
RATE CAP                        LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
1.000                              74.03%            360            351              9
2.000                              73.26             360            357              3
3.000                              81.71             360            357              3
TOTAL:                             81.70%            360            357              3

    PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
SUBSEQUENT PERIODIC           MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
RATE CAP                       LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
1.000%                             5,349   $     864,276,970.86          99.71%          6.685%            602
1.500%                                 2             378,982.53           0.04           7.332             658
2.000%                                 6           2,000,879.18           0.23           5.900             626
3.000%                                 1             103,497.63           0.01           7.175             547
TOTAL:                             5,358   $     866,760,330.20         100.00%          6.683%            602

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
SUBSEQUENT PERIODIC           ORIGINAL        TERM TO         TERM TO         LOAN
RATE CAP                        LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
1.000                              81.72%            360            357              3
1.500                              89.69             360            352              8
2.000                              71.34             360            356              4
3.000                              80.00             360            354              6
TOTAL:                             81.70%            360            357              3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        TOTAL MORTGAGE LOANS

    RANGE OF MAXIMUM INTEREST RATES - (ADJUSTABLE LOANS ONLY)

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
MAXIMUM LOAN RATE              LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
10.501% to 11.000%                   134   $      31,510,682.15           3.64%          4.874%            638
11.001% to 11.500%                   320          67,085,533.79           7.74           5.378             622
11.501% to 12.000%                   769         150,377,340.77          17.35           5.828             615
12.001% to 12.500%                   927         168,728,621.33          19.47           6.316             613
12.501% to 13.000%                 1,040         172,009,985.02          19.85           6.803             602
13.001% to 13.500%                   788         116,017,095.60          13.39           7.297             595
13.501% to 14.000%                   637          82,066,032.18           9.47           7.751             580
14.001% to 14.500%                   322          36,153,339.60           4.17           8.211             566
14.501% to 15.000%                   241          27,123,389.33           3.13           8.746             545
15.001% to 15.500%                    96           9,045,661.32           1.04           9.261             532
15.501% to 16.000%                    59           4,900,137.98           0.57           9.745             539
16.001% to 16.500%                    21           1,383,346.66           0.16          10.298             525
16.501% to 17.000%                     4             359,164.47           0.04          10.693             520
TOTAL:                             5,358   $     866,760,330.20         100.00%          6.683%            602

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
MAXIMUM LOAN RATE               LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
10.501% to 11.000%                 71.29%            360            357              3
11.001% to 11.500%                 74.88             360            358              2
11.501% to 12.000%                 77.58             360            358              2
12.001% to 12.500%                 82.30             360            357              3
12.501% to 13.000%                 85.29             360            357              3
13.001% to 13.500%                 86.87             360            357              3
13.501% to 14.000%                 84.75             360            357              3
14.001% to 14.500%                 81.54             360            357              3
14.501% to 15.000%                 78.59             360            357              3
15.001% to 15.500%                 76.53             360            357              3
15.501% to 16.000%                 78.10             360            356              4
16.001% to 16.500%                 77.48             360            356              4
16.501% to 17.000%                 72.67             360            355              5
TOTAL:                             81.70%            360            357              3

    RANGE OF MINIMUM INTEREST RATES- (ADJUSTABLE LOANS ONLY)

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
MINIMUM LOAN RATE              LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
4.501% - 5.000%                      134   $      31,510,682.15           3.64%          4.874%            638
5.001% - 5.500%                      324          67,997,672.39           7.85           5.375             622
5.501% - 6.000%                      773         151,630,348.10          17.49           5.828             615
6.001% - 6.500%                      931         169,442,008.04          19.55           6.322             613
6.501% - 7.000%                    1,060         174,532,598.63          20.14           6.810             601
7.001% - 7.500%                      798         117,542,117.31          13.56           7.309             594
7.501% - 8.000%                      627          80,051,242.04           9.24           7.798             579
8.001% - 8.500%                      306          33,250,711.76           3.84           8.302             564
8.501% - 9.000%                      229          25,732,805.32           2.97           8.801             544
9.001% - 9.500%                       94           8,797,742.14           1.02           9.283             532
9.501% - 10.000%                      57           4,529,891.19           0.52           9.833             537
10.001% - 10.500%                     21           1,383,346.66           0.16          10.298             525
10.501% - 11.000%                      4             359,164.47           0.04          10.693             520
TOTAL:                             5,358   $     866,760,330.20         100.00%          6.683%            602

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
MINIMUM LOAN RATE               LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
4.501% - 5.000%                    71.29%            360            357              3
5.001% - 5.500%                    74.74             360            358              2
5.501% - 6.000%                    77.54             360            358              2
6.001% - 6.500%                    82.37             360            357              3
6.501% - 7.000%                    85.36             360            357              3
7.001% - 7.500%                    86.85             360            357              3
7.501% - 8.000%                    84.58             360            357              3
8.001% - 8.500%                    81.37             360            357              3
8.501% - 9.000%                    78.80             360            357              3
9.001% - 9.500%                    76.65             360            357              3
9.501% - 10.000%                   77.79             360            356              4
10.001% - 10.500%                  77.48             360            356              4
10.501% - 11.000%                  72.67             360            355              5
TOTAL:                             81.70%            360            357              3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        TOTAL MORTGAGE LOANS

    NEXT INTEREST ADJUSTMENT DATE - (ADJUSTABLE LOANS ONLY)

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
MONTH OF NEXT INTEREST        MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
RATE ADJUSTMENT                LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
June 2005                              1   $         132,058.03           0.02%          6.250%            630
November 2005                          1             470,754.07           0.05           6.430             622
December 2005                          1             558,046.51           0.06           5.200             652
January 2006                           3             455,329.24           0.05           6.293             596
February 2006                          1             200,623.78           0.02           6.540             607
March 2006                             7           1,089,988.17           0.13           6.890             579
April 2006                             3             373,364.91           0.04           6.697             571
May 2006                              12           1,355,517.22           0.16           6.835             611
June 2006                             20           2,397,324.44           0.28           7.053             629
July 2006                             35           4,219,687.20           0.49           7.290             621
August 2006                           71          11,161,300.27           1.29           7.498             597
September 2006                       251          34,861,613.97           4.02           7.165             608
October 2006                         108          17,228,873.95           1.99           7.127             597
November 2006                        271          39,420,024.23           4.55           7.016             599
December 2006                      1,534         246,269,626.55          28.41           6.616             599
January 2007                       1,883         313,272,166.15          36.14           6.624             600
February 2007                        723         119,521,123.81          13.79           6.691             601
March 2007                             1             192,169.33           0.02           5.300             655
April 2007                             1              84,468.66           0.01           9.750             610
July 2007                              3             455,594.39           0.05           8.382             592
August 2007                            6           1,095,099.88           0.13           7.004             611
September 2007                        18           3,721,032.61           0.43           6.679             612
October 2007                           3             622,006.59           0.07           6.607             593
November 2007                         29           5,517,655.63           0.64           6.508             620
December 2007                        132          22,548,630.78           2.60           6.400             615
January 2008                         170          29,033,535.11           3.35           6.409             621
February 2008                         70          10,502,714.72           1.21           6.610             610
TOTAL:                             5,358   $     866,760,330.20         100.00%          6.683%            602

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
MONTH OF NEXT INTEREST        ORIGINAL        TERM TO         TERM TO         LOAN
RATE ADJUSTMENT                 LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
June 2005                          74.03%            360            351              9
November 2005                      90.00             360            356              4
December 2005                      53.33             360            357              3
January 2006                       80.39             360            358              2
February 2006                      84.29             360            348             12
March 2006                         73.90             360            348             12
April 2006                         85.91             360            349             11
May 2006                           79.03             360            350             10
June 2006                          80.61             360            351              9
July 2006                          84.31             360            352              8
August 2006                        81.48             360            353              7
September 2006                     82.88             360            354              6
October 2006                       80.94             360            355              5
November 2006                      81.44             360            356              4
December 2006                      82.31             360            357              3
January 2007                       81.57             360            358              2
February 2007                      81.47             360            359              1
March 2007                         84.05             360            348             12
April 2007                         85.00             360            349             11
July 2007                          80.96             360            352              8
August 2007                        73.62             360            353              7
September 2007                     80.38             360            354              6
October 2007                       74.77             360            355              5
November 2007                      82.25             360            356              4
December 2007                      79.74             360            357              3
January 2008                       81.43             360            358              2
February 2008                      80.09             360            359              1
TOTAL:                             81.70%            360            357              3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 1 MORTGAGE LOANS

                          DESCRIPTION OF THE COLLATERAL
                         GROUP 1 MORTGAGE LOANS SUMMARY

SUMMARY                                                                           TOTAL            MINIMUM            MAXIMUM
-------------------------------------------------------------------  ------------------    ---------------    ---------------
Statistical Cut-off Date Aggregate Principal Balance                 $   183,419,532.46
Number of Loans                                                                   1,267
Average Original Loan Balance                                        $       145,054.12    $     20,000.00    $    385,000.00
Average Current Loan Balance                                         $       144,766.80    $     19,936.20    $    384,284.94
(1) Weighted Average Combined Original LTV                                        78.86%             13.05%            100.00%
(1) Weighted Average Gross Coupon                                                 6.679%             4.750%            10.625%
(1) (2) Weighted Average Gross Margin                                             4.776%             2.500%             9.125%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                  23                 14                 35
(1) Weighted Average Remaining Term to Maturity (months)                            348                117                359
(1) (3) Weighted Average Credit Score                                               614                501                820

(1) Weighted Average reflected in Total
(2) Adjustable Loans Only
(3) 99.85% of the Mortgage Loans have Credit Scores

                                                                     PERCENT OF CUT-OFF DATE
                                           RANGE                         PRINCIPAL BALANCE
                                           ----------------------    -----------------------
Product Type                               Adjustable                        80.04%
                                           Fixed                             19.96%

 Fully Amortizing Mortgage Loans                                             96.36%
Interest Only Loans                                                           0.00%
Balloon Loans                                                                 3.64%
Lien:                                      First                            100.00%
                                           Second                             0.00%
Property Type                              SFR                               90.21%
                                           Multi Family - 2 Units             3.34%
                                           Multi Family - 3 Units             0.08%
                                           Multi Family - 4 Units             0.31%
                                           PUD                                2.54%
                                           High-Rise Condominium              0.12%
                                           Low-Rise Condo                     3.41%

Geographic Distribution(Top 5 States)      California                        12.58%
                                           Maryland                           9.42%
                                           New Jersey                         8.14%
                                           Illinois                           6.17%
                                           Virginia                           5.41%

Number of States                           48
 Largest Zip Code Concentration            20011                              0.63%
Loans with Prepayment Penalties                                              58.77%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 1 MORTGAGE LOANS

    RANGE OF MORTGAGE COUPONS

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
CURRENT MORTGAGE RATE          LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
4.501% to 5.000%                      24   $       4,965,945.82           2.71%          4.922%            662
5.001% to 5.500%                      80          15,865,974.37           8.65           5.366             657
5.501% to 6.000%                     242          43,400,921.90          23.66           5.844             630
6.001% to 6.500%                     203          31,735,624.30           17.3           6.347             622
6.501% to 7.000%                     198          28,736,817.95          15.67           6.818             612
7.001% to 7.500%                     165          20,767,513.90          11.32           7.320             602
7.501% to 8.000%                     170          20,326,920.41          11.08           7.796             587
8.001% to 8.500%                      72           7,349,303.14           4.01           8.313             575
8.501% to 9.000%                      68           7,155,207.25            3.9           8.838             546
9.001% to 9.500%                      24           1,783,529.70           0.97           9.308             541
9.501% to 10.000%                     18           1,183,473.36           0.65           9.763             541
10.001% to 10.500%                     2              98,339.21           0.05          10.306             517
10.501% to 11.000%                     1              49,961.15           0.03          10.625             522
TOTAL:                             1,267   $     183,419,532.46         100.00%          6.679%            614

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
CURRENT MORTGAGE RATE           LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
4.501% to 5.000%                   68.38%            329            327              2
5.001% to 5.500%                   72.67             350            348              2
5.501% to 6.000%                   77.10             350            348              2
6.001% to 6.500%                   77.45             348            346              2
6.501% to 7.000%                   82.67             350            348              2
7.001% to 7.500%                   84.63             353            351              2
7.501% to 8.000%                   80.80             350            348              2
8.001% to 8.500%                   81.67             358            356              2
8.501% to 9.000%                   77.69             349            347              2
9.001% to 9.500%                   75.14             360            358              2
9.501% to 10.000%                  76.54             353            351              2
10.001% to 10.500%                 80.00             360            359              1
10.501% to 11.000%                 80.00             360            358              2
TOTAL:                             78.86%            350            348              2

    COMBINED ORIGINAL LOAN-TO-VALUE RATIO

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
ORIGINAL COMBINED LTV          LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
10.01% to 20.00%                       4   $         250,392.48           0.14%          6.822%            662
20.01% to 30.00%                       6             873,757.18           0.48           6.041             678
30.01% to 40.00%                      21           2,540,011.80           1.38           6.381             628
40.01% to 50.00%                      32           4,773,481.27           2.60           6.275             624
50.01% to 60.00%                      59           7,772,464.42           4.24           6.729             599
60.01% to 70.00%                     201          30,955,703.95          16.88           6.573             585
70.01% to 80.00%                     490          71,990,298.83          39.25           6.636             601
80.01% to 90.00%                     183          29,465,235.01          16.06           6.502             638
90.01% to 100.00%                    271          34,798,187.52          18.97           7.092             647
TOTAL:                             1,267   $     183,419,532.46         100.00%          6.679%            614

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
ORIGINAL COMBINED LTV           LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
10.01% to 20.00%                   17.05%            299            297              2
20.01% to 30.00%                   26.28             254            252              2
30.01% to 40.00%                   35.25             349            347              2
40.01% to 50.00%                   46.07             315            313              2
50.01% to 60.00%                   55.96             352            350              2
60.01% to 70.00%                   66.11             341            340              2
70.01% to 80.00%                   78.88             352            350              2
80.01% to 90.00%                   88.31             355            353              2
90.01% to 100.00%                  96.74             357            355              2
TOTAL:                             78.86%            350            348              2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 1 MORTGAGE LOANS

    MORTGAGE INSURANCE

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
MI                             LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
Amerin Guarantee                      39   $       5,802,048.98           3.16%          6.453%            646
MGIC                                  62           9,792,275.45           5.34           6.681             638
Not Insured                          813         119,156,109.93          64.96           6.602             599
Premium Priced (PP)                    1              84,826.56           0.05           7.250             618
PMI                                   87          11,896,370.93           6.49           6.880             644
Republic                             120          15,704,302.28           8.56           6.882             648
Triad Guaranty                        92          13,321,807.16           7.26           6.951             643
United Guaranty                       53           7,661,791.17           4.18           6.837             635
TOTAL:                             1,267   $     183,419,532.46         100.00%          6.679%            614

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
MI                              LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
Amerin Guarantee                   90.15%            355            353              2
MGIC                               90.52             350            348              2
Not Insured                        71.31             347            345              2
Premium Priced (PP)                94.97             360            358              2
PMI                                94.40             359            357              2
Republic                           94.21             357            355              2
Triad Guaranty                     93.83             355            353              2
United Guaranty                    91.16             359            357              2
TOTAL:                             78.86%            350            348              2

    STATISTICAL CUT-OFF DATE PRINCIPAL BALANCE

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
STATISTICAL CUT-OFF           MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
BALANCE                        LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
$1 to $50,000                         88   $       3,266,389.74           1.78%          8.143%            598
$50,001 to $100,000                  307          23,889,786.59          13.02           7.308             609
$100,001 to $150,000                 372          46,785,148.48          25.51           6.895             617
$150,001 to $200,000                 244          42,002,899.84          22.90           6.570             605
$200,001 to $250,000                 113          25,274,418.05          13.78           6.466             612
$250,001 to $300,000                  82          22,171,456.14          12.09           6.371             612
$300,001 to $350,000                  57          18,581,697.05          10.13           6.027             638
$350,001 to $400,000                   4           1,447,736.57           0.79           5.996             637
TOTAL:                             1,267   $     183,419,532.46         100.00%          6.679%            614

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
STATISTICAL CUT-OFF           ORIGINAL        TERM TO         TERM TO         LOAN
BALANCE                         LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
$1 to $50,000                      75.57%            327            325              2
$50,001 to $100,000                79.23             349            347              2
$100,001 to $150,000               82.19             351            350              2
$150,001 to $200,000               76.84             351            350              2
$200,001 to $250,000               77.95             348            346              2
$250,001 to $300,000               79.04             352            350              2
$300,001 to $350,000               76.25             347            345              2
$350,001 to $400,000               78.09             360            358              2
TOTAL:                             78.86%            350            348              2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 1 MORTGAGE LOANS

    ORIGINAL TERM TO MATURITY

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
ORIGINAL TERM                  LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
109 to 120                             1   $          32,333.05           0.02%          6.500%            645
169 to 180                            77           9,846,976.88           5.37           6.473             654
229 to 240                             4             514,727.28           0.28           6.533             669
289 to 300                             2             341,647.87           0.19           6.117             703
349 to 360                         1,183         172,683,847.38          94.15           6.692             612
TOTAL:                             1,267   $     183,419,532.46         100.00%          6.679%            614

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
ORIGINAL TERM                   LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
109 to 120                         66.00%            120            117              3
169 to 180                         67.08             180            178              2
229 to 240                         70.98             240            237              3
289 to 300                         62.04             300            297              3
349 to 360                         79.59             360            358              2
TOTAL:                             78.86%            350            348              2

    REMAINING TERM TO MATURITY

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
REMAINING TERM                 LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
109 to 120                             1   $          32,333.05           0.02%          6.500%            645
169 to 180                            77           9,846,976.88           5.37           6.473             654
229 to 240                             4             514,727.28           0.28           6.533             669
289 to 300                             2             341,647.87           0.19           6.117             703
349 to 360                         1,183         172,683,847.38          94.15           6.692             612
TOTAL:                             1,267   $     183,419,532.46         100.00%          6.679%            614

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
REMAINING TERM                  LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
109 to 120                         66.00%            120            117              3
169 to 180                         67.08             180            178              2
229 to 240                         70.98             240            237              3
289 to 300                         62.04             300            297              3
349 to 360                         79.59             360            358              2
TOTAL:                             78.86%            350            348              2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 1 MORTGAGE LOANS

    CREDIT SCORE

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
FICO SCORE                     LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
Not Available                          4   $         281,355.65           0.15%          8.922%              0
501 to 520                            33           3,812,763.92           2.08           8.682             510
521 to 540                           120          15,931,431.61           8.69           7.956             530
541 to 560                           128          19,514,176.17          10.64           6.952             551
561 to 580                           160          23,505,215.22          12.82           6.444             569
581 to 600                            99          14,497,161.18           7.90           6.377             589
601 to 620                           138          19,246,287.81          10.49           6.775             614
621 to 640                           206          29,427,844.23          16.04           6.748             629
641 to 660                           153          22,556,014.97          12.30           6.393             650
661 to 680                           104          15,125,412.76           8.25           6.281             670
681 to 700                            39           6,218,694.69           3.39           5.970             691
701 to 720                            21           3,112,937.69           1.70           5.990             710
721 to 740                            22           2,909,314.23           1.59           6.253             730
741 to 760                             8             979,943.67           0.53           6.274             746
761 to 780                            20           3,474,864.34           1.89           5.669             772
781 to 800                             9           2,222,230.35           1.21           5.379             789
801 to 820                             3             603,883.97           0.33           5.257             812
TOTAL:                             1,267   $     183,419,532.46         100.00%          6.679%            614

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
FICO SCORE                      LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
Not Available                      75.45%            360            358              2
501 to 520                         67.49             360            358              2
521 to 540                         70.27             359            357              2
541 to 560                         68.93             355            354              2
561 to 580                         72.37             351            350              2
581 to 600                         75.38             342            340              2
601 to 620                         86.04             357            355              2
621 to 640                         90.10             354            352              2
641 to 660                         85.37             348            346              2
661 to 680                         84.75             346            344              2
681 to 700                         80.04             348            346              2
701 to 720                         76.04             334            332              2
721 to 740                         74.40             332            330              2
741 to 760                         78.33             360            357              3
761 to 780                         63.86             321            319              2
781 to 800                         62.01             291            290              2
801 to 820                         42.79             305            302              3
TOTAL:                             78.86%            350            348              2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 1 MORTGAGE LOANS

    PROPERTY TYPE

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
PROPERTY TYPE                  LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
Single family detached             1,152   $     165,459,506.88          90.21%          6.688%            614
Low-rise Condo                        39           6,254,991.24           3.41           6.522             615
Multi Family - 2 Units                44           6,122,628.51           3.34           6.698             610
PUD                                   26           4,654,318.05           2.54           6.512             630
Multi Family - 4 Units                 3             565,004.31           0.31           6.714             618
High-rise Condo                        2             223,394.75           0.12           6.370             619
Multi Family - 3 Units                 1             139,688.72           0.08           7.990             556
TOTAL:                             1,267   $     183,419,532.46         100.00%          6.679%            614

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
PROPERTY TYPE                   LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
Single family detached             79.25%            350            349              2
Low-rise Condo                     79.08             339            337              2
Multi Family - 2 Units             72.85             347            345              2
PUD                                75.27             346            344              2
Multi Family - 4 Units             67.34             344            341              3
High-rise Condo                    67.98             360            357              3
Multi Family - 3 Units             58.77             360            357              3
TOTAL:                             78.86%            350            348              2

    OCCUPANCY STATUS

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
OCCUPANCY                      LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
Primary Owner Occupied             1,233   $     180,671,240.96          98.50%          6.676%            614
Investor                              32           2,344,405.80           1.28           6.967             608
Second/Vacation                        2             403,885.70           0.22           6.167             594
TOTAL:                             1,267   $     183,419,532.46         100.00%          6.679%            614

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
OCCUPANCY                       LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
Primary Owner Occupied             79.00%            350            348              2
Investor                           69.51             348            346              2
Second/Vacation                    71.49             360            358              2
TOTAL:                             78.86%            350            348              2

    DOCUMENTATION

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
DOCUMENTATION                  LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
Full                               1,214   $     174,175,509.15          94.96%          6.703%            614
Full Doc w/12Mo Bk Stmt               51           8,861,669.15           4.83           6.232             621
Full Doc w/6Mo Bk Stmt                 2             382,354.16           0.21           5.993             633
TOTAL:                             1,267   $     183,419,532.46         100.00%          6.679%            614

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
DOCUMENTATION                   LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
Full                               78.88%            350            348              2
Full Doc w/12Mo Bk Stmt            78.63             349            348              2
Full Doc w/6Mo Bk Stmt             76.09             360            358              2
TOTAL:                             78.86%            350            348              2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 1 MORTGAGE LOANS

    LOAN PURPOSE

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
LOAN PURPOSE                   LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
Cash Out Refinance                   859   $     136,472,539.96          74.40%          6.620%            608
Purchase                             258          24,780,945.63          13.51           7.072             638
Rate Term Refinance                  150          22,166,046.87          12.08           6.606             627
TOTAL:                             1,267   $     183,419,532.46         100.00%          6.679%            614

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
LOAN PURPOSE                    LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
Cash Out Refinance                 76.60%            349            348              2
Purchase                           89.47             355            353              2
Rate Term Refinance                80.92             346            344              2
TOTAL:                             78.86%            350            348              2

    PRODUCT TYPE

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
PRODUCT TYPE                   LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
10 YR FIXED                            1   $          32,333.05           0.02%          6.500%            645
15 YR FIXED                           36           3,177,168.67           1.73           6.793             657
15/30 BALLOON                         41           6,669,808.21           3.64           6.321             653
20 YR FIXED                            4             514,727.28           0.28           6.533             669
25 YR FIXED                            2             341,647.87           0.19           6.117             703
2/28 6ML                             909         134,457,972.51          73.31           6.713             601
30 YR FIXED                          182          25,880,354.82          14.11           6.613             666
3/27 6ML                              92          12,345,520.05           6.73           6.629             615
TOTAL:                             1,267   $     183,419,532.46         100.00%          6.679%            614

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
PRODUCT TYPE                    LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
10 YR FIXED                        66.00%            120            117              3
15 YR FIXED                        63.10             180            178              2
15/30 BALLOON                      68.97             180            178              2
20 YR FIXED                        70.98             240            237              3
25 YR FIXED                        62.04             300            297              3
2/28 6ML                           80.39             360            358              2
30 YR FIXED                        74.48             360            358              2
3/27 6ML                           81.60             360            358              2
TOTAL:                             78.86%            350            348              2

    LIEN POSITION

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
LIEN                           LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
1                                  1,267   $     183,419,532.46         100.00%          6.679%            614
TOTAL:                             1,267   $     183,419,532.46         100.00%          6.679%            614

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
LIEN                            LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
1                                  78.86%            350            348              2
TOTAL:                             78.86%            350            348              2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 1 MORTGAGE LOANS

    PREPAYMENT PENALTY TERM

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
PREPAYMENT PENALTY TERM        LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
None                                 501   $      75,630,433.73          41.23%          6.720%            614
12                                    22           2,571,195.55           1.40           6.674             612
24                                   560          79,632,252.25          43.42           6.698             601
36                                   184          25,585,650.93          13.95           6.498             657
TOTAL:                             1,267   $     183,419,532.46         100.00%          6.679%            614


                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
PREPAYMENT PENALTY TERM         LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
None                               78.20%            346            344              2
12                                 64.53             338            336              2
24                                 81.18             360            358              2
36                                 75.06             331            329              2
TOTAL:                             78.86%            350            348              2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 1 MORTGAGE LOANS

    GEOGRAPHIC DISTRIBUTION

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
STATE OR TERRITORY             LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
California                           102   $      23,081,158.98          12.58%          5.979%            635
Maryland                              97          17,274,744.04           9.42           6.499             611
New Jersey                            79          14,935,216.52           8.14           6.612             600
Illinois                              74          11,319,021.25           6.17           6.531             617
Virginia                              58           9,914,218.02           5.41           6.673             604
Florida                               68           8,941,876.65           4.88           6.719             607
Texas                                 55           6,891,428.60           3.76           6.817             610
Missouri                              57           6,512,866.50           3.55           6.981             618
Georgia                               47           6,452,326.72           3.52           7.356             613
Wisconsin                             57           5,912,871.11           3.22           6.842             636
Minnesota                             34           5,304,737.20           2.89           6.803             608
Ohio                                  48           5,289,015.13           2.88           6.780             629
New York                              34           5,265,328.42           2.87           6.742             584
Pennsylvania                          51           5,095,151.40           2.78           7.154             594
North Carolina                        40           4,375,921.64           2.39           7.125             621
Massachusetts                         21           4,180,810.73           2.28           6.666             602
Michigan                              39           3,948,991.02           2.15           6.868             606
Indiana                               42           3,948,847.23           2.15           7.713             609
Arizona                               25           3,775,122.09           2.06           6.677             628
District of Columbia                  19           3,522,132.52           1.92           6.440             586
Colorado                              18           3,008,482.49           1.64           6.683             648
South Carolina                        23           2,476,315.88           1.35           7.005             622
Nevada                                12           2,284,124.95           1.25           6.392             620
Rhode Island                          12           2,207,421.58           1.20           6.497             588
Alabama                               20           1,814,394.78           0.99           7.078             629
Mississippi                           19           1,774,182.56           0.97           7.495             607
Tennessee                             17           1,724,112.52           0.94           7.003             653
Louisiana                             13           1,641,818.65           0.90           6.676             611
Washington                             8           1,524,250.74           0.83           6.634             621
Connecticut                            9           1,401,755.29           0.76           6.587             585
Maine                                  7             937,919.00           0.51           6.822             610
Arkansas                              11             855,663.58           0.47           7.228             647
New Mexico                             5             784,564.51           0.43           6.688             623
Kansas                                 7             752,338.79           0.41           7.332             616
Iowa                                   9             574,305.44           0.31           7.623             617
Kentucky                               5             565,865.78           0.31           7.061             617
Delaware                               5             519,934.14           0.28           5.781             626
Hawaii                                 3             519,883.67           0.28           6.197             625
Nebraska                               3             430,042.38           0.23           6.659             620
New Hampshire                          2             381,048.92           0.21           6.768             627
Oklahoma                               4             349,064.69           0.19           7.355             616
Oregon                                 1             222,750.21           0.12           5.950             592
Montana                                1             213,562.55           0.12           5.875             583
North Dakota                           1             161,435.24           0.09           5.875             560
West Virginia                          2              99,843.06           0.05           6.727             614
Utah                                   1              87,898.37           0.05           8.750             505
South Dakota                           1              87,809.43           0.05           6.500             647
Alaska                                 1              76,957.49           0.04           8.950             519
TOTAL:                             1,267   $     183,419,532.46         100.00%          6.679%            614

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
STATE OR TERRITORY              LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
California                         70.86%            346            344              2
Maryland                           77.25             329            328              2
New Jersey                         73.52             346            344              2
Illinois                           81.91             356            355              2
Virginia                           77.31             354            352              2
Florida                            79.39             353            352              2
Texas                              81.48             357            355              1
Missouri                           84.45             357            355              2
Georgia                            86.31             360            358              2
Wisconsin                          83.21             351            348              3
Minnesota                          79.81             328            327              2
Ohio                               85.10             352            350              2
New York                           65.27             353            351              2
Pennsylvania                       80.75             355            354              2
North Carolina                     87.51             359            357              2
Massachusetts                      75.38             353            351              2
Michigan                           83.17             360            358              2
Indiana                            85.59             355            352              2
Arizona                            83.03             360            358              2
District of Columbia               69.51             360            358              2
Colorado                           80.32             360            358              2
South Carolina                     87.66             356            354              2
Nevada                             78.38             360            357              3
Rhode Island                       76.34             360            358              2
Alabama                            87.91             346            344              2
Mississippi                        86.39             348            347              2
Tennessee                          87.61             360            358              2
Louisiana                          85.89             346            344              2
Washington                         82.47             360            358              2
Connecticut                        74.28             360            358              2
Maine                              77.74             360            358              2
Arkansas                           95.46             324            322              2
New Mexico                         83.72             360            359              1
Kansas                             89.20             308            306              2
Iowa                               85.31             347            345              2
Kentucky                           90.23             312            310              1
Delaware                           82.58             349            348              2
Hawaii                             69.99             360            359              1
Nebraska                           91.50             360            357              3
New Hampshire                      80.00             360            358              2
Oklahoma                           90.64             300            298              2
Oregon                             80.00             360            358              2
Montana                            78.10             360            358              2
North Dakota                       80.00             360            359              1
West Virginia                      76.66             360            358              2
Utah                               66.67             360            358              2
South Dakota                       80.00             360            358              2
Alaska                             60.87             360            359              1
TOTAL:                             78.86%            350            348              2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 1 MORTGAGE LOANS

    RANGE OF GROSS MARGINS - (ADJUSTABLE LOANS ONLY)

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
GROSS MARGIN                   LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
2.001% to 2.500%                       2   $         437,311.97           0.30%          6.210%            596
2.501% to 3.000%                      41           6,928,568.93           4.72           5.394             647
3.001% to 3.500%                      99          18,146,013.61          12.36           5.844             604
3.501% to 4.000%                     126          21,538,378.84          14.67           5.905             608
4.001% to 4.500%                     147          22,238,178.89          15.15           6.464             625
4.501% to 5.000%                     162          24,169,294.61          16.46           6.889             603
5.001% to 5.500%                     123          15,578,719.40          10.61           6.941             602
5.501% to 6.000%                     118          15,575,349.08          10.61           7.498             581
6.001% to 6.500%                      68           8,728,029.04           5.95           7.574             577
6.501% to 7.000%                      63           7,683,279.23           5.23           7.879             575
7.001% to 7.500%                      29           3,134,157.06           2.13           8.365             570
7.501% to 8.000%                      13           1,465,468.05           1.00           8.282             555
8.001% to 8.500%                       4             601,905.42           0.41           9.017             520
8.501% to 9.000%                       4             429,035.64           0.29           9.660             534
9.001% to 9.500%                       2             149,802.79           0.10           9.675             547
TOTAL:                             1,001   $     146,803,492.56         100.00%          6.706%            602

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
GROSS MARGIN                    LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
2.001% to 2.500%                   75.20%            360            358              2
2.501% to 3.000%                   77.34             360            358              2
3.001% to 3.500%                   79.11             360            358              2
3.501% to 4.000%                   77.11             360            358              2
4.001% to 4.500%                   86.81             360            358              2
4.501% to 5.000%                   82.11             360            358              2
5.001% to 5.500%                   82.61             360            358              2
5.501% to 6.000%                   79.62             360            358              2
6.001% to 6.500%                   74.93             360            358              2
6.501% to 7.000%                   78.42             360            357              3
7.001% to 7.500%                   80.27             360            358              2
7.501% to 8.000%                   77.77             360            357              3
8.001% to 8.500%                   74.00             360            359              1
8.501% to 9.000%                   72.91             360            358              2
9.001% to 9.500%                   80.00             360            357              3
TOTAL:                             80.50%            360            358              2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 1 MORTGAGE LOANS

    INITIAL PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
INITIAL PERIODIC RATE CAP      LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
3.000%                             1,001   $     146,803,492.56         100.00%          6.706%            602
TOTAL:                             1,001   $     146,803,492.56         100.00%          6.706%            602

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
INITIAL PERIODIC RATE CAP       LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
3.000                              80.50%            360            358              2
TOTAL:                             80.50%            360            358              2

    PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
SUBSEQUENT PERIODIC           MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
RATE CAP                       LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
1.000%                             1,000   $     146,672,333.95          99.91%          6.706%            602
1.500%                                 1             131,158.61           0.09           7.250             685
TOTAL:                             1,001   $     146,803,492.56         100.00%          6.706%            602


                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
SUBSEQUENT PERIODIC           ORIGINAL        TERM TO         TERM TO         LOAN
RATE CAP                        LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
1.000                              80.50%            360            358              2
1.500                              80.00             360            352              8
TOTAL:                             80.50%            360            358              2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 1 MORTGAGE LOANS

    RANGE OF MAXIMUM INTEREST RATES - (ADJUSTABLE LOANS ONLY)

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
MAXIMUM LOAN RATE              LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
10.501% to 11.000%                    20   $       3,867,500.10           2.63%          4.921%            625
11.001% to 11.500%                    62          11,673,579.47           7.95           5.376             625
11.501% to 12.000%                   198          35,245,260.33          24.01           5.840             617
12.001% to 12.500%                   151          23,246,903.64          15.84           6.357             609
12.501% to 13.000%                   162          23,879,985.14          16.27           6.803             609
13.001% to 13.500%                   133          17,372,063.66          11.83           7.314             597
13.501% to 14.000%                   132          16,357,644.68          11.14           7.802             579
14.001% to 14.500%                    57           6,448,770.84           4.39           8.283             571
14.501% to 15.000%                    51           6,188,476.02           4.22           8.798             539
15.001% to 15.500%                    18           1,350,195.00           0.92           9.314             537
15.501% to 16.000%                    14           1,024,813.32           0.70           9.764             534
16.001% to 16.500%                     2              98,339.21           0.07          10.306             517
16.501% to 17.000%                     1              49,961.15           0.03          10.625             522
TOTAL:                             1,001   $     146,803,492.56         100.00%          6.706%            602

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
MAXIMUM LOAN RATE               LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
10.501% to 11.000%                 74.53%            360            358              2
11.001% to 11.500%                 79.09             360            358              2
11.501% to 12.000%                 79.14             360            358              2
12.001% to 12.500%                 80.38             360            358              2
12.501% to 13.000%                 83.32             360            358              2
13.001% to 13.500%                 85.03             360            358              2
13.501% to 14.000%                 79.56             360            358              2
14.001% to 14.500%                 80.57             360            358              2
14.501% to 15.000%                 75.82             360            358              2
15.001% to 15.500%                 74.73             360            358              2
15.501% to 16.000%                 76.12             360            358              2
16.001% to 16.500%                 80.00             360            359              1
16.501% to 17.000%                 80.00             360            358              2
TOTAL:                             80.50%            360            358              2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 1 MORTGAGE LOANS

RANGE OF MINIMUM INTEREST RATES - (ADJUSTABLE LOANS ONLY)

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
MINIMUM LOAN RATE              LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
4.501% - 5.000%                       20   $       3,867,500.10           2.63%          4.921%            625
5.001% - 5.500%                       62          11,673,579.47           7.95           5.376             625
5.501% - 6.000%                      198          35,245,260.33          24.01           5.840             617
6.001% - 6.500%                      151          23,246,903.64          15.84           6.357             609
6.501% - 7.000%                      162          23,879,985.14          16.27           6.803             609
7.001% - 7.500%                      134          17,503,222.27          11.92           7.314             598
7.501% - 8.000%                      133          16,557,057.19          11.28           7.799             579
8.001% - 8.500%                       56           6,317,612.23           4.30           8.304             569
8.501% - 9.000%                       50           5,989,063.51           4.08           8.838             539
9.001% - 9.500%                       18           1,350,195.00           0.92           9.314             537
9.501% - 10.000%                      14           1,024,813.32           0.70           9.764             534
10.001% - 10.500%                      2              98,339.21           0.07          10.306             517
10.501% - 11.000%                      1              49,961.15           0.03          10.625             522
TOTAL:                             1,001   $     146,803,492.56         100.00%          6.706%            602

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
MINIMUM LOAN RATE               LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
4.501% - 5.000%                    74.53%            360            358              2
5.001% - 5.500%                    79.09             360            358              2
5.501% - 6.000%                    79.14             360            358              2
6.001% - 6.500%                    80.38             360            358              2
6.501% - 7.000%                    83.32             360            358              2
7.001% - 7.500%                    84.99             360            358              2
7.501% - 8.000%                    79.19             360            358              2
8.001% - 8.500%                    80.58             360            358              2
8.501% - 9.000%                    76.72             360            358              2
9.001% - 9.500%                    74.73             360            358              2
9.501% - 10.000%                   76.12             360            358              2
10.001% - 10.500%                  80.00             360            359              1
10.501% - 11.000%                  80.00             360            358              2
TOTAL:                             80.50%            360            358              2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 1 MORTGAGE LOANS

    NEXT INTEREST ADJUSTMENT DATE - (ADJUSTABLE LOANS ONLY)

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
MONTH OF NEXT INTEREST        MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
RATE ADJUSTMENT                LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
May 2006                               1   $          57,109.12           0.04%          5.500%            678
June 2006                              1             118,045.16           0.08           5.990             675
July 2006                              8             729,701.64           0.50           6.900             655
August 2006                            5             593,205.03           0.40           7.402             607
September 2006                        20           1,865,960.12           1.27           6.838             634
October 2006                           3             370,074.15           0.25           6.925             663
November 2006                         14           1,572,446.24           1.07           7.446             610
December 2006                         60           8,889,484.64           6.06           6.891             603
January 2007                         487          73,672,876.65          50.18           6.678             601
February 2007                        310          46,589,069.76          31.74           6.696             596
October 2007                           1             205,348.20           0.14           7.750             547
November 2007                          2             132,317.84           0.09           6.533             649
December 2007                          9           1,455,127.41           0.99           6.589             589
January 2008                          48           6,368,770.57           4.34           6.463             625
February 2008                         32           4,183,956.03           2.85           6.845             611
TOTAL:                             1,001   $     146,803,492.56         100.00%          6.706%            602

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
MONTH OF NEXT INTEREST        ORIGINAL        TERM TO         TERM TO         LOAN
RATE ADJUSTMENT                 LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
May 2006                           78.38%            360            350             10
June 2006                          78.88             360            351              9
July 2006                          79.61             360            352              8
August 2006                        78.81             360            353              7
September 2006                     78.45             360            354              6
October 2006                       87.38             360            355              5
November 2006                      79.74             360            357              3
December 2006                      79.61             360            357              3
January 2007                       81.00             360            358              2
February 2007                      79.67             360            359              1
October 2007                       70.00             360            355              5
November 2007                      80.00             360            356              4
December 2007                      72.37             360            357              3
January 2008                       83.72             360            358              2
February 2008                      82.21             360            359              1
TOTAL:                             80.50%            360            358              2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 2 MORTGAGE LOANS

                          DESCRIPTION OF THE COLLATERAL
                         GROUP 2 MORTGAGE LOANS SUMMARY

SUMMARY                                                                           TOTAL            MINIMUM            MAXIMUM
-------------------------------------------------------------------  ------------------    ---------------    ---------------
Statistical Cut-off Date Aggregate Principal Balance                 $ 1,000,879,176.07
Number of Loans                                                                   6,202
Average Original Loan Balance                                        $       161,950.23    $     12,000.00    $    817,000.00
Average Current Loan Balance                                         $       161,380.07    $     11,988.61    $    816,146.99
(1) Weighted Average Combined Original LTV                                        78.96%              7.71%            100.00%
(1) Weighted Average Gross Coupon                                                 6.676%             4.500%            11.650%
(1) (2) Weighted Average Gross Margin                                             4.697%             2.250%            10.500%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                  22                  3                 35
(1) Weighted Average Remaining Term to Maturity (months)                            347                112                359
(1) (3) Weighted Average Credit Score                                               613                500                817

(1) Weighted Average reflected in Total
(2) Adjustable Loans Only
(3) 99.73% of the Mortgage Loans have Credit Scores.

                                                                     PERCENT OF CUT-OFF DATE
                                           RANGE                         PRINCIPAL BALANCE
                                           ----------------------    -----------------------
Product Type                               Adjustable                        71.93%
                                           Fixed                             28.07%

 Fully Amortizing Mortgage Loans                                             97.46%
Interest Only Loans                                                           0.00%
Balloon Loans                                                                 2.54%
Lien:                                      First                            100.00%
                                           Second                             0.00%
Property Type                              SFR                               89.69%
                                           Multi Family - 2 Units             4.08%
                                           Multi Family - 3 Units             0.53%
                                           Multi Family - 4 Units             0.23%
                                           PUD                                1.69%
                                           High-Rise Condominium              0.23%
                                           Low-Rise Condominium               3.54%
                                           Townhouse                          0.01%
 Geographic Distribution(Top 5 States)     California                        14.14%
                                           Maryland                           9.45%
                                           New Jersey                         9.39%
                                           Illinois                           7.20%
                                           Florida                            6.34%

Number of States                           51
 Largest Zip Code Concentration            20774                              0.46%
Loans with Prepayment Penalties                                              61.79%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 2 MORTGAGE LOANS

    RANGE OF MORTGAGE COUPONS

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
CURRENT MORTGAGE RATE          LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
4.001% to 4.500%                       2   $         551,853.62           0.06%          4.500%            782
4.501% to 5.000%                     157          39,846,448.57           3.98           4.868             668
5.001% to 5.500%                     359          84,019,627.59           8.39           5.364             656
5.501% to 6.000%                     761         160,358,597.35          16.02           5.837             632
6.001% to 6.500%                   1,051         196,676,006.94          19.65           6.321             617
6.501% to 7.000%                   1,323         216,219,766.77           21.6           6.814             607
7.001% to 7.500%                     914         130,708,620.40          13.06           7.309             599
7.501% to 8.000%                     751          90,499,731.12           9.04           7.805             586
8.001% to 8.500%                     358          35,433,247.36           3.54           8.310             569
8.501% to 9.000%                     271          27,197,676.10           2.72           8.781             557
9.001% to 9.500%                     118          10,320,753.22           1.03           9.284             542
9.501% to 10.000%                     77           5,585,429.97           0.56           9.826             544
10.001% to 10.500%                    42           2,477,697.81           0.25          10.360             537
10.501% to 11.000%                    11             621,213.17           0.06          10.741             530
11.001% to 11.500%                     6             290,346.76           0.03          11.141             530
11.501% to 12.000%                     1              72,159.32           0.01          11.650             574
TOTAL:                             6,202   $   1,000,879,176.07         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
CURRENT MORTGAGE RATE           LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
4.001% to 4.500%                   58.86%            309            302              7
4.501% to 5.000%                   66.31             345            341              4
5.001% to 5.500%                   70.07             352            348              4
5.501% to 6.000%                   74.56             350            347              3
6.001% to 6.500%                   79.57             351            348              3
6.501% to 7.000%                   81.92             348            345              3
7.001% to 7.500%                   84.42             353            350              3
7.501% to 8.000%                   83.86             352            349              3
8.001% to 8.500%                   81.29             352            348              3
8.501% to 9.000%                   79.24             351            348              3
9.001% to 9.500%                   77.94             354            351              3
9.501% to 10.000%                  76.47             348            344              4
10.001% to 10.500%                 75.94             350            346              4
10.501% to 11.000%                 71.44             343            339              5
11.001% to 11.500%                 71.80             323            320              3
11.501% to 12.000%                 85.00             360            356              4
TOTAL:                             78.96%            350            347              3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 2 MORTGAGE LOANS

    MORTGAGE INSURANCE

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
MI                             LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
Amerin Guarantee                     383   $      59,627,681.91           5.96%          6.922%            615
MGIC                                 541          86,889,380.12           8.68           6.841             613
Not Insured                        3,433         557,938,912.15          55.74           6.468             611
Premium Priced (PP)                   12           1,880,809.76           0.19           7.387             603
PMI                                  409          65,191,125.09           6.51           7.076             624
Republic                             643         102,343,416.58          10.23           6.922             616
Triad Guaranty                       241          39,095,935.97           3.91           6.863             617
United Guaranty                      540          87,911,914.49           8.78           6.987             610
TOTAL:                             6,202   $   1,000,879,176.07         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
MI                              LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
Amerin Guarantee                   89.81%            356            353              3
MGIC                               88.71             354            351              3
Not Insured                        70.19             346            343              3
Premium Priced (PP)                91.85             360            357              3
PMI                                93.21             358            355              3
Republic                           90.13             356            353              3
Triad Guaranty                     90.32             358            356              2
United Guaranty                    88.71             356            353              3
TOTAL:                             78.96%            350            347              3

    COMBINED ORIGINAL LOAN-TO-VALUE RATIO

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
ORIGINAL COMBINED LTV          LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
0.01% to 10.00%                        2   $         264,548.42           0.03%          7.394%            592
10.01% to 20.00%                       6             331,587.54           0.03           7.243             653
20.01% to 30.00%                      28           2,485,071.62           0.25           6.176             671
30.01% to 40.00%                      75           8,786,509.29           0.88           6.168             665
40.01% to 50.00%                     184          25,099,097.02           2.51           6.064             643
50.01% to 60.00%                     346          55,663,102.60           5.56           6.179             625
60.01% to 70.00%                     774         133,737,150.12          13.36           6.353             611
70.01% to 80.00%                   2,018         331,571,845.54          33.13           6.601             604
80.01% to 90.00%                   2,025         326,958,396.05          32.67           6.883             607
90.01% to 100.00%                    744         115,981,867.87          11.59           7.095             638
TOTAL:                             6,202   $   1,000,879,176.07         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
ORIGINAL COMBINED LTV           LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
0.01% to 10.00%                     8.47%            360            355              5
10.01% to 20.00%                   17.37             213            210              3
20.01% to 30.00%                   26.79             303            298              4
30.01% to 40.00%                   35.81             321            316              4
40.01% to 50.00%                   45.92             329            325              4
50.01% to 60.00%                   55.64             342            339              3
60.01% to 70.00%                   66.36             346            342              3
70.01% to 80.00%                   77.35             349            346              3
80.01% to 90.00%                   87.51             355            352              3
90.01% to 100.00%                  97.03             360            357              3
TOTAL:                             78.96%            350            347              3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 2 MORTGAGE LOANS

    STATISTICAL CUT-OFF DATE PRINCIPAL BALANCE

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
STATISTICAL CUT-OFF           MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
BALANCE                        LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
$1 to $50,000                        531   $      20,015,884.32           2.00%          8.007%            593
$50,001 to $100,000                1,404         109,256,655.45          10.92           7.388             600
$100,001 to $150,000               1,470         182,720,563.98          18.26           6.992             603
$150,001 to $200,000               1,121         194,725,154.51          19.46           6.682             607
$200,001 to $250,000                 680         151,492,476.21          15.14           6.552             613
$250,001 to $300,000                 397         108,215,193.45          10.81           6.393             619
$300,001 to $350,000                 240          77,613,050.70           7.75           6.332             622
$350,001 to $400,000                 192          72,366,578.60           7.23           6.109             637
$400,001 to $450,000                  64          27,311,376.19           2.73           6.200             635
$450,001 to $500,000                  35          16,762,906.41           1.67           5.996             631
$500,001 to $550,000                  25          13,110,210.25           1.31           6.305             617
$550,001 to $600,000                  21          12,131,927.02           1.21           5.770             648
$600,001 to $650,000                   8           5,036,002.83           0.50           6.200             631
$650,001 to $700,000                   7           4,750,745.37           0.47           6.703             639
$700,001 to $750,000                   3           2,219,613.98           0.22           5.684             628
$750,001 to $800,000                   3           2,334,689.81           0.23           6.344             640
$800,001 or greater                    1             816,146.99           0.08           5.750             639
TOTAL:                             6,202   $   1,000,879,176.07         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
STATISTICAL CUT-OFF           ORIGINAL        TERM TO         TERM TO         LOAN
BALANCE                         LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
$1 to $50,000                      72.05%            322            319              3
$50,001 to $100,000                79.02             345            342              3
$100,001 to $150,000               80.27             350            347              3
$150,001 to $200,000               79.38             354            351              3
$200,001 to $250,000               79.82             351            348              3
$250,001 to $300,000               79.27             356            353              3
$300,001 to $350,000               79.25             352            349              3
$350,001 to $400,000               76.83             352            348              4
$400,001 to $450,000               80.45             351            348              3
$450,001 to $500,000               79.08             355            352              3
$500,001 to $550,000               75.66             345            342              3
$550,001 to $600,000               69.09             334            330              4
$600,001 to $650,000               74.34             338            334              4
$650,001 to $700,000               74.58             334            332              2
$700,001 to $750,000               71.60             360            358              2
$750,001 to $800,000               64.62             360            358              2
$800,001 or greater                68.08             360            359              1
TOTAL:                             78.96%            350            347              3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 2 MORTGAGE LOANS

    ORIGINAL TERM TO MATURITY

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
ORIGINAL TERM                  LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
109 to 120                            10   $         940,408.86           0.09%          6.312%            664
169 to 180                           396          49,006,251.72           4.90           6.609             636
229 to 240                            34           3,754,565.25           0.38           6.749             637
289 to 300                             9           1,520,018.85           0.15           6.896             653
349 to 360                         5,753         945,657,931.39          94.48           6.679             611
TOTAL:                             6,202   $   1,000,879,176.07         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
ORIGINAL TERM                   LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
109 to 120                         59.35%            120            116              4
169 to 180                         69.63             180            176              4
229 to 240                         65.67             240            236              4
289 to 300                         75.54             300            295              5
349 to 360                         79.52             360            357              3
TOTAL:                             78.96%            350            347              3

    REMAINING TERM TO MATURITY

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
REMAINING TERM                 LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
109 to 120                            10   $         940,408.86           0.09%          6.312%            664
157 to 168                             1             107,848.85           0.01           5.000             760
169 to 180                           395          48,898,402.87           4.89           6.612             636
229 to 240                            34           3,754,565.25           0.38           6.749             637
289 to 300                             9           1,520,018.85           0.15           6.896             653
337 to 348                            13           2,845,660.45           0.28           6.384             634
349 to 360                         5,740         942,812,270.94          94.20           6.680             611
TOTAL:                             6,202   $   1,000,879,176.07         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
REMAINING TERM                  LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
109 to 120                         59.35%            120            116              4
157 to 168                         48.94             180            167             13
169 to 180                         69.68             180            176              4
229 to 240                         65.67             240            236              4
289 to 300                         75.54             300            295              5
337 to 348                         76.70             360            348             12
349 to 360                         79.53             360            357              3
TOTAL:                             78.96%            350            347              3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 2 MORTGAGE LOANS

    CREDIT SCORE

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
FICO SCORE                     LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
Not Available                         35   $       2,679,307.89           0.27%          8.076%              0
500                                    6             827,029.06           0.08           8.904             500
501 to 520                           141          16,013,014.53           1.60           8.793             511
521 to 540                           369          46,674,233.30           4.66           7.968             530
541 to 560                           498          70,184,828.31           7.01           7.162             550
561 to 580                         1,084         171,263,971.80          17.11           6.777             570
581 to 600                           980         154,336,308.83          15.42           6.752             590
601 to 620                           950         153,909,395.80          15.38           6.655             610
621 to 640                           741         123,087,689.30          12.30           6.507             630
641 to 660                           548          90,803,145.91           9.07           6.470             650
661 to 680                           343          64,002,535.70           6.39           6.301             670
681 to 700                           174          35,416,786.41           3.54           6.000             689
701 to 720                           104          21,492,811.54           2.15           5.762             710
721 to 740                            67          13,650,776.45           1.36           5.746             731
741 to 760                            64          13,495,678.08           1.35           5.635             752
761 to 780                            55          12,931,011.93           1.29           5.560             771
781 to 800                            31           7,585,214.11           0.76           5.620             791
801 to 820                            12           2,525,437.12           0.25           5.294             806
TOTAL:                             6,202   $   1,000,879,176.07         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
FICO SCORE                      LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
Not Available                      70.60%            354            351              3
500                                69.19             360            357              3
501 to 520                         71.18             358            356              3
521 to 540                         73.81             355            352              3
541 to 560                         73.17             357            354              3
561 to 580                         78.85             353            350              3
581 to 600                         80.65             353            350              3
601 to 620                         82.00             349            346              3
621 to 640                         81.95             351            348              3
641 to 660                         81.69             348            345              3
661 to 680                         82.35             348            344              3
681 to 700                         77.40             340            336              4
701 to 720                         74.24             345            341              4
721 to 740                         73.02             338            332              6
741 to 760                         66.82             335            330              5
761 to 780                         63.89             347            342              5
781 to 800                         64.21             324            318              6
801 to 820                         64.89             354            348              6
TOTAL:                             78.96%            350            347              3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 2 MORTGAGE LOANS

    PROPERTY TYPE

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
PROPERTY TYPE                  LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
Single family detached             5,635   $     897,716,845.73          89.69%          6.693%            612
Multi Family - 2 Units               220          40,827,680.50           4.08           6.571             611
Low-rise Condo                       215          35,445,001.72           3.54           6.506             621
PUD                                   84          16,951,718.73           1.69           6.535             630
Multi Family - 3 Units                24           5,289,104.58           0.53           6.548             617
Multi Family - 4 Units                10           2,280,196.69           0.23           6.303             644
High-rise Condo                       13           2,264,872.97           0.23           6.340             637
Townhouse                              1             103,755.15           0.01           7.250             570
TOTAL:                             6,202   $   1,000,879,176.07         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
PROPERTY TYPE                   LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
Single family detached             79.27%            350            347              3
Multi Family - 2 Units             76.17             352            348              3
Low-rise Condo                     80.47             355            352              3
PUD                                73.76             337            334              3
Multi Family - 3 Units             66.55             355            352              3
Multi Family - 4 Units             65.69             336            333              3
High-rise Condo                    63.43             348            344              4
Townhouse                          88.89             360            357              3
TOTAL:                             78.96%            350            347              3

    OCCUPANCY STATUS

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
OCCUPANCY                      LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
Primary Owner Occupied             6,011   $     984,457,926.33          98.36%           6.67%            613
Investor                             174          14,706,518.99           1.47           6.774             636
Second/Vacation                       17           1,714,730.75           0.17           6.690             615
TOTAL:                             6,202   $   1,000,879,176.07         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
OCCUPANCY                       LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
Primary Owner Occupied             79.14%            350            347              3
Investor                           67.31             347            344              3
Second/Vacation                    76.43             351            348              3
TOTAL:                             78.96%            350            347              3

    DOCUMENTATION

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
DOCUMENTATION                  LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
Full                               5,888   $     935,706,820.50          93.49%          6.694%            613
Full Doc w/12Mo Bk Stmt              287          60,996,913.99           6.09           6.392             614
Full Doc w/6Mo Bk Stmt                22           3,331,633.59           0.33           6.578             585
No Documentation                       3             598,061.78           0.06           7.348             586

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
DOCUMENTATION                   LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
Full                               79.15%            351            348              3
Full Doc w/12Mo Bk Stmt            76.41             345            343              3
Full Doc w/6Mo Bk Stmt             71.88             335            332              3
No Documentation                   90.83             360            358              2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 2 MORTGAGE LOANS

Stated Income                          2             245,746.21           0.02           6.092             655
TOTAL:                             6,202   $   1,000,879,176.07         100.00%          6.676%            613

Stated Income                      59.40             360            350             10
TOTAL:                             78.96%            350            347              3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 2 MORTGAGE LOANS

    LOAN PURPOSE

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
LOAN PURPOSE                   LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
Cash Out Refinance                 4,549   $     744,821,451.26          74.42%          6.641%            607
Purchase                           1,136         173,747,394.79          17.36           6.899             630
Rate Term Refinance                  517          82,310,330.02           8.22           6.521             634
TOTAL:                             6,202   $   1,000,879,176.07         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
LOAN PURPOSE                    LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
Cash Out Refinance                 76.80%            349            346              3
Purchase                           88.04             357            354              3
Rate Term Refinance                79.30             346            342              4
TOTAL:                             78.96%            350            347              3

    PRODUCT TYPE

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
PRODUCT TYPE                   LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
1 /29 TSY1Y                            5   $       1,484,129.82           0.15%          5.926%            625
10 YR FIXED                           10             940,408.86           0.09           6.312             664
15 YR FIXED                          266          23,542,211.01           2.35           6.789             628
15/30 BALLOON                        130          25,464,040.71           2.54           6.443             644
20 YR FIXED                           34           3,754,565.25           0.38           6.749             637
25 YR FIXED                            9           1,520,018.85           0.15           6.896             653
2/28 6ML                           4,010         656,913,262.14          65.63           6.702             600
30 YR FIXED                        1,396         225,701,093.75          22.55           6.680             643
3/27 6ML                             341          61,427,387.65           6.14           6.450             617
6mo ARM                                1             132,058.03           0.01           6.250             630
TOTAL:                             6,202   $   1,000,879,176.07         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
PRODUCT TYPE                    LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
1 /29 TSY1Y                        73.26%            360            357              3
10 YR FIXED                        59.35             120            116              4
15 YR FIXED                        66.73             180            176              4
15/30 BALLOON                      72.32             180            176              4
20 YR FIXED                        65.67             240            236              4
25 YR FIXED                        75.54             300            295              5
2/28 6ML                           82.11             360            357              3
30 YR FIXED                        71.79             360            356              4
3/27 6ML                           80.36             360            357              3
6mo ARM                            74.03             360            351              9
TOTAL:                             78.96%            350            347              3

    LIEN POSITION

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
LIEN                           LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
1                                  6,202   $   1,000,879,176.07         100.00%          6.676%            613
TOTAL:                             6,202   $   1,000,879,176.07         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
LIEN                            LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
1                                  78.96%            350            347              3
TOTAL:                             78.96%            350            347              3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 2 MORTGAGE LOANS

    PREPAYMENT PENALTY TERM

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
PREPAYMENT PENALTY TERM        LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
None                               2,338   $     382,387,032.70          38.21%          6.767%            610
12                                   205          46,887,304.55           4.68           6.265             655
24                                 2,511         399,728,071.06          39.94           6.683             598
36                                 1,148         171,876,767.76          17.17           6.569             640
TOTAL:                             6,202   $   1,000,879,176.07         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
PREPAYMENT PENALTY TERM         LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
None                               79.46%            350            347              3
12                                 70.94             343            338              5
24                                 82.18             360            357              3
36                                 72.54             331            328              4
TOTAL:                             78.96%            350            347              3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 2 MORTGAGE LOANS

    GEOGRAPHIC LOCATION

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
STATE OR TERRITORY             LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
California                           516   $     141,515,893.12          14.14%          5.910%            636
Maryland                             466          94,554,654.16           9.45           6.604             599
New Jersey                           452          93,937,942.31           9.39           6.610             617
Illinois                             408          72,101,852.36           7.20           6.578             621
Florida                              410          63,436,770.58           6.34           6.800             606
New York                             253          52,227,195.64           5.22           6.536             620
Virginia                             253          44,632,412.47           4.46           6.637             606
Wisconsin                            270          31,447,685.35           3.14           7.187             613
Georgia                              211          30,902,414.65           3.09           7.067             610
Pennsylvania                         259          28,232,690.73           2.82           6.976             602
Texas                                207          28,147,244.74           2.81           6.852             614
Michigan                             201          25,959,024.34           2.59           7.064             607
Minnesota                            145          25,208,013.69           2.52           6.761             611
Ohio                                 227          24,145,389.21           2.41           7.138             598
Missouri                             223          22,237,315.12           2.22           7.061             612
North Carolina                       171          20,906,098.88           2.09           7.037             604
Massachusetts                         75          16,345,983.43           1.63           6.573             599
South Carolina                       148          14,528,779.61           1.45           7.463             601
District of Columbia                  68          13,676,738.77           1.37           6.448             610
Arizona                               82          12,587,327.12           1.26           6.987             606
Indiana                              159          12,585,100.66           1.26           7.554             610
Connecticut                           65          12,112,468.15           1.21           6.530             591
Colorado                              62          11,811,593.61           1.18           6.296             625
Nevada                                47          11,058,065.74           1.10           6.540             603
Tennessee                             94           9,504,711.28           0.95           7.142             610
Louisiana                             78           9,283,199.00           0.93           7.082             612
Alabama                               89           8,919,760.66           0.89           7.241             602
Washington                            43           8,278,366.99           0.83           6.709             610
Rhode Island                          34           6,614,736.64           0.66           6.671             584
Iowa                                  69           6,466,439.90           0.65           7.091             599
Mississippi                           82           6,341,148.42           0.63           7.753             594
Kansas                                56           4,604,391.78           0.46           7.250             611
Delaware                              27           4,260,200.58           0.43           6.977             610
Kentucky                              33           3,776,571.16           0.38           7.132             607
Hawaii                                10           3,343,390.48           0.33           6.007             642
Montana                               20           3,031,970.68           0.30           5.968             606
Oklahoma                              31           2,902,140.78           0.29           7.200             605
West Virginia                         27           2,879,469.94           0.29           7.518             604
New Hampshire                         15           2,568,906.12           0.26           7.203             595
Oregon                                10           2,248,351.82           0.22           7.255             619
Nebraska                              19           2,131,441.48           0.21           7.339             606
Maine                                 14           2,034,136.58           0.20           6.850             592
New Mexico                            16           1,994,029.89           0.20           6.987             599
Arkansas                              23           1,600,561.14           0.16           7.115             620
Idaho                                  8             946,303.70           0.09           6.547             602
Wyoming                                6             789,289.36           0.08           7.077             595
Alaska                                 4             585,224.95           0.06           6.194             604
South Dakota                           6             550,924.17           0.06           7.562             612
Utah                                   4             442,178.75           0.04           6.684             631
North Dakota                           4             249,060.54           0.02           7.434             613
Vermont                                2             233,614.84           0.02           7.619             556
TOTAL:                             6,202   $   1,000,879,176.07         100.00%          6.676%            613

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
STATE OR TERRITORY              LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
California                         70.84%            350            347              3
Maryland                           79.08             347            344              3
New Jersey                         75.56             352            349              4
Illinois                           80.78             354            350              4
Florida                            81.46             355            352              3
New York                           75.23             347            343              4
Virginia                           79.41             346            344              3
Wisconsin                          82.67             351            346              4
Georgia                            84.73             355            352              3
Pennsylvania                       80.15             346            343              3
Texas                              81.10             344            341              3
Michigan                           83.51             358            355              3
Minnesota                          81.36             344            341              3
Ohio                               83.86             343            340              3
Missouri                           82.43             353            350              3
North Carolina                     86.47             357            354              3
Massachusetts                      77.98             357            354              3
South Carolina                     85.08             348            345              3
District of Columbia               70.37             360            358              2
Arizona                            83.60             360            357              3
Indiana                            84.17             348            345              3
Connecticut                        76.23             358            355              3
Colorado                           82.14             338            335              3
Nevada                             73.91             353            350              3
Tennessee                          86.01             344            342              3
Louisiana                          82.25             345            342              3
Alabama                            82.87             352            349              3
Washington                         84.55             360            357              3
Rhode Island                       77.69             357            355              3
Iowa                               82.03             343            340              3
Mississippi                        83.40             322            319              3
Kansas                             84.08             339            336              3
Delaware                           85.64             357            354              3
Kentucky                           82.55             352            349              3
Hawaii                             77.19             360            356              4
Montana                            80.47             351            349              3
Oklahoma                           82.66             343            340              3
West Virginia                      86.37             353            351              2
New Hampshire                      77.53             360            357              3
Oregon                             88.30             360            357              3
Nebraska                           87.85             360            357              3
Maine                              79.03             360            358              2
New Mexico                         81.76             345            341              3
Arkansas                           85.44             341            337              4
Idaho                              83.69             360            358              2
Wyoming                            87.26             360            357              3
Alaska                             84.07             360            358              2
South Dakota                       91.88             360            357              3
Utah                               87.52             360            358              2
North Dakota                       88.80             360            356              4
Vermont                            77.84             360            358              2
TOTAL:                             78.96%            350            347              3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 2 MORTGAGE LOANS

    RANGE OF GROSS MARGINS - (ADJUSTABLE LOANS ONLY)

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
GROSS MARGIN                   LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
2.001% to 2.500%                      25   $       5,316,613.51           0.74%          5.104%            674
2.501% to 3.000%                     248          54,619,307.53           7.59           5.547             618
3.001% to 3.500%                     417          81,846,859.77          11.37           5.809             613
3.501% to 4.000%                     551         104,447,154.44          14.51           6.198             611
4.001% to 4.500%                     646         112,134,738.94          15.58           6.495             613
4.501% to 5.000%                     741         123,513,691.52          17.16           6.874             598
5.001% to 5.500%                     514          76,830,707.98          10.67           7.140             591
5.501% to 6.000%                     387          56,730,767.82           7.88           7.257             587
6.001% to 6.500%                     309          39,894,868.20           5.54           7.512             590
6.501% to 7.000%                     232          30,739,755.23           4.27           7.702             577
7.001% to 7.500%                     129          14,829,563.78           2.06           8.010             569
7.501% to 8.000%                      95          12,477,385.85           1.73           8.276             575
8.001% to 8.500%                      29           3,223,726.49           0.45           8.604             552
8.501% to 9.000%                      17           1,684,861.96           0.23           9.022             551
9.001% to 9.500%                      10             777,469.17           0.11           9.746             544
9.501% to 10.000%                      5             750,772.75           0.10           9.738             534
10.001% to 10.500%                     2             138,592.70           0.02          10.484             515
TOTAL:                             4,357   $     719,956,837.64         100.00%          6.676%            602

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
GROSS MARGIN                    LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
2.001% to 2.500%                   68.38%            360            358              2
2.501% to 3.000%                   70.29             360            358              2
3.001% to 3.500%                   76.18             360            358              2
3.501% to 4.000%                   81.11             360            357              3
4.001% to 4.500%                   85.81             360            357              3
4.501% to 5.000%                   86.14             360            357              3
5.001% to 5.500%                   84.71             360            357              3
5.501% to 6.000%                   83.07             360            357              3
6.001% to 6.500%                   82.41             360            356              4
6.501% to 7.000%                   81.69             360            356              4
7.001% to 7.500%                   82.18             360            356              4
7.501% to 8.000%                   85.52             360            356              4
8.001% to 8.500%                   81.01             360            355              5
8.501% to 9.000%                   78.52             360            355              5
9.001% to 9.500%                   76.93             360            354              6
9.501% to 10.000%                  72.74             360            353              7
10.001% to 10.500%                 78.62             360            353              7
TOTAL:                             81.94%            360            357              3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 2 MORTGAGE LOANS

    INITIAL PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
INITIAL PERIODIC RATE CAP      LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
1.000%                                 1   $         132,058.03           0.02%          6.250%            630
2.000%                                 5           1,484,129.82           0.21           5.926             625
3.000%                             4,351         718,340,649.79          99.78           6.680             602
TOTAL:                             4,357   $     719,956,837.64         100.00%          6.679%            602

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
INITIAL PERIODIC RATE CAP       LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
1.000%                             74.03%            360            351              9
2.000%                             73.26             360            357              3
3.000%                             81.96             360            357              3
TOTAL:                             81.94%            360            357              3

    PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
SUBSEQUENT PERIODIC           MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
RATE CAP                       LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
1.000%                             4,349   $     717,604,636.91          99.67%          6.681%            602
1.500%                                 1             247,823.92           0.03           7.375             644
2.000%                                 6           2,000,879.18           0.28           5.900             626
3.000%                                 1             103,497.63           0.01           7.175             547
TOTAL:                             4,357   $     719,956,837.64         100.00%          6.679%            602

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
SUBSEQUENT PERIODIC           ORIGINAL        TERM TO         TERM TO         LOAN
RATE CAP                        LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
1.000%                             81.97%            360            357              3
1.500%                             94.82             360            352              8
2.000%                             71.34             360            356              4
3.000%                             80.00             360            354              6
TOTAL:                             81.94%            360            357              3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 2 MORTGAGE LOANS

    RANGE OF MAXIMUM INTEREST RATES - (ADJUSTABLE LOANS ONLY)

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
MAXIMUM LOAN RATE              LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
10.501% to 11.000%                   114   $      27,643,182.05           3.84%          4.867%            639
11.001% to 11.500%                   258          55,411,954.32           7.70           5.378             621
11.501% to 12.000%                   571         115,132,080.44          15.99           5.824             614
12.001% to 12.500%                   776         145,481,717.69          20.21           6.309             613
12.501% to 13.000%                   878         148,129,999.88          20.57           6.803             600
13.001% to 13.500%                   655          98,645,031.94          13.70           7.294             595
13.501% to 14.000%                   505          65,708,387.50           9.13           7.738             581
14.001% to 14.500%                   265          29,704,568.76           4.13           8.195             565
14.501% to 15.000%                   190          20,934,913.31           2.91           8.730             547
15.001% to 15.500%                    78           7,695,466.32           1.07           9.252             531
15.501% to 16.000%                    45           3,875,324.66           0.54           9.740             540
16.001% to 16.500%                    19           1,285,007.45           0.18          10.297             526
16.501% to 17.000%                     3             309,203.32           0.04          10.704             520
TOTAL:                             4,357   $     719,956,837.64         100.00%          6.679%            602

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
MAXIMUM LOAN RATE               LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
10.501% to 11.000%                 70.83%            360            357              3
11.001% to 11.500%                 73.99             360            358              2
11.501% to 12.000%                 77.10             360            357              3
12.001% to 12.500%                 82.60             360            357              3
12.501% to 13.000%                 85.61             360            357              3
13.001% to 13.500%                 87.19             360            357              3
13.501% to 14.000%                 86.04             360            357              3
14.001% to 14.500%                 81.75             360            357              3
14.501% to 15.000%                 79.41             360            357              3
15.001% to 15.500%                 76.85             360            356              4
15.501% to 16.000%                 78.62             360            356              4
16.001% to 16.500%                 77.29             360            356              4
16.501% to 17.000%                 71.49             360            354              6
TOTAL:                             81.94%            360            357              3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 2 MORTGAGE LOANS

    RANGE OF MINIMUM INTEREST RATES - (ADJUSTABLE LOANS ONLY)

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
                              MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
MINIMUM LOAN RATE              LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
4.501% - 5.000%                      114   $      27,643,182.05           3.84%          4.867%            639
5.001% - 5.500%                      262          56,324,092.92           7.82           5.375             622
5.501% - 6.000%                      575         116,385,087.77          16.17           5.825             614
6.001% - 6.500%                      780         146,195,104.40          20.31           6.317             613
6.501% - 7.000%                      898         150,652,613.49          20.93           6.811             600
7.001% - 7.500%                      664         100,038,895.04           13.9           7.308             594
7.501% - 8.000%                      494          63,494,184.85           8.82           7.798             579
8.001% - 8.500%                      250          26,933,099.53           3.74           8.302             563
8.501% - 9.000%                      179          19,743,741.81           2.74           8.789             546
9.001% - 9.500%                       76           7,447,547.14           1.03           9.277             531
9.501% - 10.000%                      43           3,505,077.87           0.49           9.853             537
10.001% - 10.500%                     19           1,285,007.45           0.18          10.297             526
10.501% - 11.000%                      3             309,203.32           0.04          10.704             520
TOTAL:                             4,357   $     719,956,837.64         100.00%          6.679%            602

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
                              ORIGINAL        TERM TO         TERM TO         LOAN
MINIMUM LOAN RATE               LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
4.501% - 5.000%                    70.83%            360            357              3
5.001% - 5.500%                    73.84             360            357              3
5.501% - 6.000%                    77.05             360            357              3
6.001% - 6.500%                    82.68             360            357              3
6.501% - 7.000%                    85.68             360            357              3
7.001% - 7.500%                    87.17             360            357              3
7.501% - 8.000%                    85.98             360            357              3
8.001% - 8.500%                    81.55             360            357              3
8.501% - 9.000%                    79.43             360            357              3
9.001% - 9.500%                    77.00             360            356              4
9.501% - 10.000%                   78.28             360            356              4
10.001% - 10.500%                  77.29             360            356              4
10.501% - 11.000%                  71.49             360            354              6
TOTAL:                             81.94%            360            357              3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        ASSET-BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2005-WF1
        GROUP 2 MORTGAGE LOANS

    NEXT INTEREST ADJUSTMENT DATE - (ADJUSTABLE LOANS ONLY)

                               NUMBER                                PERCENT
                                 OF             AGGREGATE           OF LOANS          W.A.            W.A.
MONTH OF NEXT INTEREST        MORTGAGE          PRINCIPAL         BY PRINCIPAL       GROSS           CREDIT
RATE ADJUSTMENT                LOANS             BALANCE             BALANCE         COUPON           SCORE
-------------------------   ------------   --------------------   ------------    ------------    ------------
June 2005                              1   $         132,058.03           0.02%          6.250%            630
November 2005                          1             470,754.07           0.07           6.430             622
December 2005                          1             558,046.51           0.08           5.200             652
January 2006                           3             455,329.24           0.06           6.293             596
February 2006                          1             200,623.78           0.03           6.540             607
March 2006                             7           1,089,988.17           0.15           6.890             579
April 2006                             3             373,364.91           0.05           6.697             571
May 2006                              11           1,298,408.10           0.18           6.894             608
June 2006                             19           2,279,279.28           0.32           7.108             627
July 2006                             27           3,489,985.56           0.48           7.372             614
August 2006                           66          10,568,095.24           1.47           7.503             597
September 2006                       231          32,995,653.85           4.58           7.183             606
October 2006                         105          16,858,799.80           2.34           7.131             595
November 2006                        257          37,847,577.99           5.26           6.998             599
December 2006                      1,474         237,380,141.91          32.97           6.606             599
January 2007                       1,396         239,599,289.50          33.28           6.608             599
February 2007                        413          72,932,054.05          10.13           6.687             604
March 2007                             1             192,169.33           0.03           5.300             655
April 2007                             1              84,468.66           0.01           9.750             610
July 2007                              3             455,594.39           0.06           8.382             592
August 2007                            6           1,095,099.88           0.15           7.004             611
September 2007                        18           3,721,032.61           0.52           6.679             612
October 2007                           2             416,658.39           0.06           6.044             615
November 2007                         27           5,385,337.79           0.75           6.508             620
December 2007                        123          21,093,503.37           2.93           6.387             617
January 2008                         122          22,664,764.54           3.15           6.394             620
February 2008                         38           6,318,758.69           0.88           6.455             610
TOTAL:                             4,357   $     719,956,837.64         100.00%          6.679%            602

                                W.A.            W.A.           W.A.
                              COMBINED        ORIGINAL       REMAINING        W.A.
MONTH OF NEXT INTEREST        ORIGINAL        TERM TO         TERM TO         LOAN
RATE ADJUSTMENT                 LTV           MATURITY       MATURITY         AGE
-------------------------   ------------    ------------   ------------   ------------
June 2005                          74.03%            360            351              9
November 2005                      90.00             360            356              4
December 2005                      53.33             360            357              3
January 2006                       80.39             360            358              2
February 2006                      84.29             360            348             12
March 2006                         73.90             360            348             12
April 2006                         85.91             360            349             11
May 2006                           79.06             360            350             10
June 2006                          80.70             360            351              9
July 2006                          85.29             360            352              8
August 2006                        81.63             360            353              7
September 2006                     83.13             360            354              6
October 2006                       80.80             360            355              5
November 2006                      81.51             360            356              4
December 2006                      82.41             360            357              3
January 2007                       81.75             360            358              2
February 2007                      82.62             360            359              1
March 2007                         84.05             360            348             12
April 2007                         85.00             360            349             11
July 2007                          80.96             360            352              8
August 2007                        73.62             360            353              7
September 2007                     80.38             360            354              6
October 2007                       77.12             360            355              5
November 2007                      82.31             360            356              4
December 2007                      80.25             360            357              3
January 2008                       80.78             360            358              2
February 2008                      78.69             360            359              1
TOTAL:                             81.94%            360            357              3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.